As filed with the Securities and Exchange Commission on April 2, 2015

1933 Act File No. 333-28697

1940 Act File No. 811-08243

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 159	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 160	☒

(Check appropriate box or boxes.)

Direxion Funds

1301 Avenue of the Americas (6th Avenue), 35th Floor

New York, New York 10019

(Exact name of Registrant as Specified in Charter)

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (646) 572-3390

Daniel D. O’Neill

1301 Avenue of the Americas (6th Avenue), 35th Floor

New York, New York 10019

(Name and Address of Agent for Service)

Copy to:

Angela Brickl	Eric S. Purple
Rafferty Asset Management, LLC	K&L Gates LLP
1301 Avenue of the Americas (6th Avenue)	1601 K Street, NW
35th Floor	Washington, DC 20006
New York, NY 10019

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☒	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

DIREXION FUNDS

CONTENTS OF REGISTRATION STATEMENT

This registration document is comprised of the following:

Cover Sheet

Contents of Registration Statement:

Prospectus and Statement of Additional Information for the Direxion Hilton Tactical Income Fund;

Part C of Form N-1A;

Signature Page; and

Exhibits.

Prospectus

Direxion Hilton

Tactical Income Fund

June 1, 2015

TICKERS:

Class A (HCYAX)

Class C (     )

Institutional Class (HCYIX)

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”) or the U.S. Commodity Futures Trading Commission (“CFTC”) nor have the SEC or CFTC passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

1301 Avenue of the Americas (6th Avenue), 35th Floor                                            New York, New York 10019                                        (800) 851-0511

www.direxioninvestments.com

TABLE OF CONTENTS

SUMMARY SECTION	1

Direxion Hilton Tactical Income Fund	1

OVERVIEW OF THE FUND	9

PORTFOLIO INVESTMENT STRATEGY	9

RISKS	11

SIMILARLY MANAGED ACCOUNT PERFORMANCE	17

ABOUT YOUR INVESTMENT	18

Share Price of the Fund	18
Rule 12b-1 Fees (Class A and Class C Shares)	19
Class A and Class C Shares	20
Institutional Class Shares	22
Additional Payments to Financial Intermediaries	22
Shareholder Services Guide	22

ACCOUNT AND TRANSACTION POLICIES	25

MANAGEMENT OF THE FUND	29

PORTFOLIO HOLDINGS	30

DISTRIBUTIONS AND TAXES	30

MASTER/FEEDER OPTION	32

INDEX DESCRIPTION	32

FINANCIAL HIGHLIGHTS	32

MORE INFORMATION ON THE DIREXION FUNDS	Back Cover

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SUMMARY SECTION

Direxion Hilton Tactical Income Fund

Investment Objective

The Direxion Hilton Tactical Income Fund (the “Fund”) primarily seeks income with a secondary investment objective of capital appreciation consistent with the preservation of capital.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund.  More information on these and other discounts is available from your financial professional and in the sections titled “Class A and Class C Shares” beginning on page [   ] of the Fund’s prospectus and “Class A Shares” beginning on page [   ] of the Fund’s statement of additional information.

SHAREHOLDER FEES (fees paid directly from your investment)	Class A Shares	Class C Shares	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as percentage of original purchase price or redemption proceeds, whichever is less)	1.00%(1)	1.00%	None
Redemption Fee (as a percentage of amount redeemed on shares redeemed within 30 days of date of purchase, if applicable)	1.00%	None	1.00%
ANNUAL FUND OPERATING EXPENSES(2) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses (Operating Services Fee)(3)	0.15%	0.15%	0.15%
Acquired Fund Fees and Expenses	0.17%	0.17%	0.17%
Total Annual Fund Operating Expenses	1.47%	2.22%	1.22%

(1)             If you purchased $1 million or more of Class A shares of the Fund that were not otherwise eligible for a sales charge waiver and sell your Class A shares within 24 months of purchase, you may pay a 1.00% contingent deferred sales charge at the time of sale.

(2)             The expense information in the table has been restated to reflect current fees.

(3)             Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) has entered into an Operating Services Agreement with the Fund. Under this Operating Service Agreement, Rafferty has contractually agreed, in exchange for an annualized fee of 0.15% of the average daily net assets of each class of the Fund, to pay all expenses of the Fund as long as Rafferty is the adviser to the Fund, other than the following: management fees, distribution and/or service fees, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Fund.

Example. The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$786	$989	$1,309	$2,211
Class C Shares	$325	$694	$1,190	$2,554
Institutional Class	$124	$387	$670	$1,477

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You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$691	$989	$1,309	$2,211
Class C Shares	$225	$694	$1,190	$2,554

The example does not reflect sales charges (loads) on reinvested dividends and other distributions.  If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes to shareholders who hold Fund shares in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.  The Fund’s portfolio turnover rate was 58% of the average value of its portfolio for the fiscal period from the Fund’s inception on September 16, 2013 through August 31, 2014.

Principal Investment Strategy

The Fund pursues its investment objective by utilizing an investment strategy that employs a disciplined approach to balancing fixed income investments with historically higher income producing equity securities, with a focus on minimizing absolute risk and volatility.  The Fund’s subadviser, Hilton Capital Management, LLC (“Hilton” or “Subadviser”) attempts to mitigate portfolio risk and volatility by creating a diversified portfolio of income producing securities that also offer the potential for capital appreciation.  These securities may include common and preferred stocks of any capitalization, master limited partnerships (“MLPs”), real estate investment trusts (“REITs”), and a variety of debt instruments of any maturity, including corporate bonds, exchange-traded notes (“ETNs”), municipal bonds, and securities issued, backed or otherwise guaranteed by the U.S. government, or its agencies, including securities issued by U.S. government sponsored entities.

MLPs are publicly traded partnerships primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. MLPs trade on national securities exchanges exactly like the shares of a corporation, without entity level taxation.  MLPs typically distribute income quarterly and have the potential for capital appreciation to the extent that they experience growth in cash flow or earnings or increases in valuations.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.  Consistent with that intention, the Fund shall invest no more than 25% of its total assets in securities of MLPs.

REITs are corporations or trusts that invest primarily in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs, and that receive favorable tax treatment provided they meet certain conditions, including the requirement that they distribute at least 90% of their taxable income.

ETNs are debt obligations of investment banks which are traded on exchanges and whose returns are linked to the performance of market indices.

The Subadviser’s investment process begins by looking at various global macro-economic factors such as fiscal/monetary policy, interest rates, geo-political risks, inflation, commodity pricing, government policies and general business conditions.  The Subadviser scans a broad array of possible income-producing opportunities across the capital structure and then analyzes company-specific fundamental research to understand a company’s dividend policy, relative value and balance sheet.  Investments are selected for the Fund’s portfolio that demonstrate stable and consistent cash flow, strong underlying asset value, competitive advantages and management teams with demonstrable positive track records.

The Subadviser has a two tier approach to managing the Fund’s fixed income portfolio.  First, it considers a long-term strategic investment view.  Second, it buys and sells fixed income securities opportunistically in response to short-term market, economic, political, or other developments.  The objective of the Subadviser’s fixed income portfolio strategy is to generate higher income than would be expected from traditional intermediate term fixed income investments such as U.S. government bonds.  As a result, the Fund may invest up to 30% in high yield debt or “junk bonds” (higher-risk, lower-rated fixed income securities such as those rated lower than BBB- by Standard

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& Poor’s Rating Service, Inc. (“S&P”) or lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”)) or, if unrated, determined by the Subadviser to be of comparable quality.  The Fund invests in fixed income securities of any duration.  Duration measures the sensitivity of the price of a fixed income investment to a 1% change in interest rates.  For example, a five-year duration means the investment will decrease in value by 5% if interest rates rise 1%.

In addition, the Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”).

The Subadviser’s investment team has the flexibility to change the Fund’s asset allocation to reflect its outlook on market conditions and may reallocate the Fund’s investments between asset classes in an attempt to improve the Fund’s total return and reduce volatility.  Volatility in the markets provides the Subadviser with the opportunity to benefit from perceived pricing dislocations that may occur during periods of market distress.  The Fund’s portfolio managers make asset allocation adjustments based on a combination of bottom-up/top-down fundamental analysis and relative value analysis among capital market instruments within the target asset classes.

At the discretion of the Subadviser, the Fund may invest its assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for (i) temporary defensive purposes in response to adverse market, economic or political conditions and (ii) to retain flexibility in meeting redemptions and paying expenses.  Such investments may result in the Fund not achieving its investment objective.

Principal Investment Risks

An investment in the Fund entails risk. The Fund could lose money or its performance could trail that of other investment alternatives. Rafferty cannot guarantee that the Fund will achieve its investment objective. It is important that investors closely review and understand these risks before making an investment in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect many issuers worldwide, including the Fund. There is the risk that you could lose all or a portion of your money on your investment in the Fund.

•                     Credit Risk - The Fund could lose money if the issuer or guarantor of a debt security goes bankrupt or is unable or unwilling to make interest payments and/or repay principal.  Changes in an issuer’s financial strength or in an issuer’s or debt security’s credit rating also may affect a security’s value and thus have an impact on Fund net asset value (“NAV”) and performance.

•                     Debt Instrument Risk - The Fund may invest in fixed-income securities and debt instruments of any maturity, including corporate bonds, ETNs, municipal bonds, and securities issued, backed or otherwise guaranteed by the U.S. government, or its agencies, including securities issued by U.S. government sponsored entities.  Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors.  Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date.  In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations.  Such factors may cause the value of an investment in the Fund to decrease.

•                     Depositary Receipt Risk - To the extent the Fund invests in stocks of foreign corporations, the Fund’s investment in such stocks may also be in the form of depositary receipts or other securities convertible into securities of foreign issuers. Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. Fund investments in depositary receipts, which include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) are deemed to be investments in foreign securities for purposes of the Fund’s investment strategy.

•                     Energy Sector Risk - The Fund will invest primarily in energy MLPs. These MLPs are subject to risks specific to the energy sector including, but not limited to the following:

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•                  The energy sector is highly regulated. MLPs operating in the energy sector are subject to significant regulation of virtually every aspect of their operations by federal, state and local governmental agencies, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide.

•                  MLPs in the energy sector may be affected by fluctuations in the prices of energy commodities, including natural gas, natural gas liquids, crude oil and coal.

•                  MLPs engaged in the exploration, development, management or production of energy commodities are at risk of the natural resources depleting over time, which may cause the market value of the MLP to decline over time.

•                  MLPs operating in the energy sector may be adversely affected by reductions in the supply or demand for energy commodities.

•                  MLPs in the energy sector may be subject to various operational risks, such as disruption of operations, inability to timely and effectively integrate newly acquired assets, unanticipated operation and maintenance expenses, underestimated cost projections, and other risks arising from specific business strategies.

•                  Rising interest rates could adversely impact the financial performance of these companies by increasing their costs of capital, which may reduce an MLP’s ability to execute acquisitions or expansion products in a cost-effective manner.

•                  Extreme weather or other natural disasters could adversely impact the value of the debt and equity securities of the MLPs operating in the energy sector.

•                  Threats of attacks by terrorists on energy assets could impact the market for MLPs operating in the energy sector.

•                  If a significant accident or event occurs and an MLP is not fully insured, it could adversely affect the MLP’s operations and financial condition and the securities issued by the MLP.

•                     Equity Securities Risk - Investments in publicly-issued equity securities, including common stocks, in general are subject to market risks that may cause their prices to fluctuate over time.  Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate.

•                     ETN Risk.  The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index.  In addition, ETNs are unsecured debt of the issuer and would lose value if the issuer goes bankrupt.

•                     Foreign Securities Risk - Indirectly investing in foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and NAVs may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.

•                     High Yield Debt Securities Risk - The Fund will invest a significant portion of its assets in securities rated below investment grade, otherwise known as “junk bonds.”  Junk bonds may be sensitive to economic changes, political changes, or adverse developments specific to a company.  These securities generally involve greater risk of default or price changes than other types of fixed-income securities and the Fund’s performance may vary significantly as a result.

•                     Interest Rate Risk - Debt securities have varying levels of sensitivity to changes in interest rates.  The U.S. is currently in a period of historically-low interest rates and it is unclear how much longer interest rates will remain at their current levels. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall.  The longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price.  The effect of increased interest rates is more pronounced for any intermediate-term or longer-term fixed income obligations owned by the Fund.

•                     Large Cap Stock Risk — To the extent the Fund invests in large capitalization stocks, the Fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

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•                     Market Risk - The Fund is subject to market risks that can affect the value of its shares.  These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market.

•                     MLP Risk - Investments in common units of MLPs involve risks that differ from investments in common stock.  Holders of MLP common units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) risk related to limited control of management or the general partner or managing member, (iii) limited rights to vote on matters affecting the MLP, except with respect to extraordinary transactions, (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities, and (v) cash flow risks.  MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including cash flow growth, cash generating power and distribution coverage.

•                     Municipal Securities Risk - Municipal issuers are subject to unique factors affecting their ability to pay debt obligations. As such, investment in municipal securities carries additional risk. Changes in federal, state or local laws may make a municipal issuer unable to make interest payments when due. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the inability to collect revenue, for the project or from the assets. Moreover, an adverse interpretation of the tax status of municipal securities may make such securities decline in value.

•                     Other Investment Companies (including ETFs) Risk - Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses.  By investing in another investment company or ETF, the Fund becomes a shareholder thereof.  As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations.  The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies.  If the other investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance.  In addition, closed-end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund.  Finally, because the value of other investment company or ETF shares depends on the demand in the market, the Subadviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

•                     Preferred Stock Risk.  A preferred stock is a blend of the characteristics of a bond and common stock.  It may offer the higher yield of a bond and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends or in any residual assets after payment to creditors should the issuer be dissolved.  Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or passed by the issuer.

•                     Real Estate Investment Risk - Real estate securities are subject to risks similar to those associated with direct ownership of real estate, including changes in local and general economic conditions, vacancy rates, interest rates, zoning laws, rental income, property taxes, operating expenses and losses from casualty or condemnation. An investment in a REIT is subject to additional risks, including poor performance by the manager of the REIT, adverse tax consequences, and limited diversification resulting from being invested in a limited number or type of properties or a narrow geographic area.

•                     Regulatory Risk - The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape.

•                     Small-Cap and Mid-Cap Companies Risk - Investing in the securities of small-capitalization and mid-capitalization companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more-established companies.  Investments in mid-cap companies involve less

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risk than investing in small-cap companies.  Small- and medium-size companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies.  Small and/or mid-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

•                     Subadviser’s Investment Strategy Risk - While the Subadviser seeks to take advantage of investment opportunities for the Fund that will maximize its investment returns, there is no guarantee that such opportunities will ultimately benefit the Fund.  There is no assurance that the Subadviser’s investment strategy will enable the Fund to achieve its investment objective.

•                     Tax Treatment of Capital Distributions Risk — A portion of the Fund’s distributions are expected to be treated as a return of capital for tax purposes.  Return of capital distributions are not taxable income to a shareholder, but reduce a shareholder’s basis in their Shares.  Such a reduction in tax basis will generally result in larger taxable gains and/or lower tax losses on a subsequent sale of Shares.  A distribution in excess of a shareholder’s basis will be taxable in the same manner as a sale of a shareholder’s Shares.  Shareholders who periodically receive the payments of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Fund when, in fact, they are not.  Shareholders should not assume that the source of distributions is from the net profits of the Fund.

•                     U.S. Government Securities Risk - A security backed by the U.S. Treasury, guaranteed by a government sponsored entity, or backed by the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. Securities issued or guaranteed or insured by the U.S. government may only be supported by the credit of the issuing agency.  The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

•                     Valuation Time Risk - The Fund values its portfolio as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 PM Eastern Time). In some cases, foreign markets may close before the NYSE opens or may not be open for business on the same calendar days as the Fund.  As a result, the Fund may have to price any holdings that are not traded on the NYSE at a fair value determined by the Adviser, under the oversight of the Board of Trustees.

Fund Performance

The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year for the Fund’s Investor Class shares and does not reflect a sales charge.  If the sales charge was reflected, the returns would be lower. The table shows how the Fund’s average annual returns, including a sales charge, for the one-year and since inception periods compare with those of a broad-based market index for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxioninvestments.com/mutual-funds?producttab=performance or by calling the Fund toll-free at (800) 851-0511.

Effective at the close of business on December 5, 2014, the Hilton Yield Plus Fund, a series of Managed Portfolio Series (the “Predecessor Fund”), reorganized into the Fund, a series of the Direxion Funds. Performance information prior to the close of business on December 5, 2014 is that of the Predecessor Fund. Additionally, the Fund has adopted the Financial Statements of the Predecessor Fund.

The performance and average annual returns shown below for the Investor Class shares of the Fund is for the period prior to inception of the Class A Shares on June 1, 2015.  Effective June 1, 2015, the Investor Class shares of the Fund converted to Class A Shares. The returns for the Fund’s other share classes would be different than the figures shown because each class of shares has different expenses. Since the Fund’s Class A shares have higher expenses, the performance of the Fund’s Institutional Class shares typically would have been higher than that of the Class A shares.  In addition, prior to the date of this prospectus, the Fund’s Class C shares had not commenced operations. Since the Class C shares have higher expenses, the performance of the Class C shares typically would have been lower than that of the Class A shares.

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Direxion Hilton Tactical Income Fund — Investor Class Shares

Calendar Year Total Return as of December 31

*                                         The Fund’s year-to-date return as of March 31, 2015 was [     ]%.

During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 5.22% for the quarter ended June 30, 2014 and its lowest calendar quarter return was -1.38% for the quarter ended September 30, 2014.

Average Annual Total Returns

(For the period ended December 31, 2014)

	One Year	Since Inception (3/16/2013)
Direxion Hilton Tactical Income Fund — Investor Class Shares
Return Before Taxes	4.64%	7.35%
Return After Taxes on Distributions	3.04%	5.84%
Return After Taxes on Distributions and Sale of Fund Shares	2.61%	4.96%
Direxion Hilton Tactical Income Fund — Institutional Class Shares
Return Before Taxes	5.01%	7.72%
Barclay’s Intermediate Government/Credit Index (reflects no deduction for fees, expenses or taxes)	3.13%	3.12%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	13.69%	18.53%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).  Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

Management

Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.

Investment Subadviser. Hilton Capital Management, LLC is the Fund’s investment subadviser.

Portfolio Manager. Hilton’s portfolio management team has the day-to-day responsibility for managing the Fund’s investment strategy and asset allocation.

Portfolio Manager	Years of Service with the Fund	Primary Title
William J. Garvey	Since Inception of the Predecessor Fund in September 2013	Chief Investment Officer
C. Craig O’Neill	Since Inception of the Predecessor Fund in September 2013	Chief Executive Officer and President
Alexander D. Oxenham	Since Inception of the Predecessor Fund in September 2013	Senior Portfolio Manager

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail (Direxion Funds — Direxion Hilton Tactical Income Fund, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by wire transfer, by telephone at (800) 851-0511, or through a financial intermediary. Purchases and redemptions by telephone are only

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permitted if you previously established these options on your account. The Fund accepts investment in the following minimum amounts:

Purchase Methods	Initial Purchases	Subsequent Purchases
Minimum Investment: Class A and Class C Shares Accounts	$2,500 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.	$100
Minimum Investment: Retirement Accounts (401(k) plans, IRAs, and ROTH and spousal IRAs)	$2,500 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.	$100
Minimum Investment: Institutional Class Shares Accounts	$250,000	$100

Tax Information

The Fund’s distributions to you are taxable, and will be taxed as ordinary income or net capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through those arrangements may be taxed later upon withdrawal of assets from them.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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OVERVIEW OF THE FUND

Effective at the close of business on December 5, 2014, the Hilton Yield Plus Fund, a series of Managed Portfolio Series (the “Predecessor Fund”), reorganized into the Direxion Hilton Tactical Income Fund (the “Fund”) a series of the Direxion Funds (the “Trust”).  The Trust is a registered investment company offering a number of separate series.  This Prospectus relates to the Class A Shares, Class C Shares and Institutional Class Shares of the Fund.  Hilton Capital Management, LLC previously served as the investment adviser to the Predecessor Fund. As of December 5, 2014, Rafferty Asset Management, LLC serves as the investment adviser to the Fund (“Rafferty” or “Adviser”) and Hilton Capital Management, LLC serves as subadviser to the Fund (“Hilton” or “Subadviser”).

Events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets could experience increased volatility and turmoil, and it is uncertain whether or for how long these conditions could continue. The U.S. government took a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. Reduced liquidity in equity, credit and fixed-income markets adversely affected many issuers worldwide. These events and possible continued market turbulence may have an adverse effect on the Fund.

Changes in Investment Objective. The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval upon 60 days’ notice to shareholders.

An investment in a Fund could lose money.  No single Fund is a complete investment program.

PORTFOLIO INVESTMENT STRATEGY

The Fund pursues its investment objective by utilizing an investment strategy that employs a disciplined approach to balancing fixed income investments with historically higher income producing equity securities, with a focus on minimizing absolute risk and volatility. The Subadviser attempts to mitigate portfolio risk and volatility by creating a diversified portfolio of income producing securities that also offer the potential for capital appreciation.  These securities may include common and preferred stocks of any capitalization, master limited partnerships (“MLPs”), real estate investment trusts (“REITs”), and a variety of debt instruments of any maturity, including corporate bonds, exchange-traded notes (“ETNs”), municipal bonds, and securities issued, backed or otherwise guaranteed by the U.S. government, or its agencies, including securities issued by U.S. government sponsored entities.

MLPs are publicly traded partnerships primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. MLPs trade on national securities exchanges exactly like the shares of a corporation, without entity level taxation.  MLPs typically distribute income quarterly and have the potential for capital appreciation to the extent that they experience growth in cash flow or earnings or increases in valuations.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.  Consistent with that intention, the Fund shall invest no more than 25% of its total assets in securities of MLPs.

REITs are corporations or trusts that invest primarily in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs, and that receive favorable tax treatment provided they meet certain conditions, including the requirement that they distribute at least 90% of their taxable income.

ETNs are debt obligations of investment banks which are traded on exchanges and whose returns are linked to the performance of market indices.

The Subadviser’s investment process begins by looking at various global macro-economic factors such as fiscal/monetary policy, interest rates, geo-political risks, inflation, commodity pricing, government policies and general business conditions.  The Subadviser scans a broad array of possible income-producing opportunities across the capital structure and then analyzes company-specific fundamental research to understand a company’s dividend policy, relative value and balance sheet.  Investments are selected for the Fund’s portfolio that demonstrate stable and consistent cash flow, strong underlying asset value, competitive advantages and management teams with demonstrable positive track records.  The Subadviser has a rigorous sell discipline that generates sell signals, not

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only based on adverse fundamental and/or relative value triggers, but also through the use of a proprietary risk management quantitative matrix that assists with identifying potential security sale candidates. Portfolio securities may be sold at any time. Sales may occur when the Subadviser believes portfolio securities no longer represent relatively attractive investment opportunities, or when the Subadviser identifies what it believes to be is a superior investment opportunity.  A security may also be sold at the Subadviser’s discretion if it has reached, or is close to reaching, its valuation targets.

The Subadviser has a two tier approach to managing the Fund’s fixed income portfolio.  First, it considers a long-term strategic investment view.  Second, it buys and sells fixed income securities opportunistically in response to short-term market, economic, political.  The objective of the Subadviser’s fixed income portfolio strategy is to generate higher income than would be expected from traditional intermediate term fixed income investments such as U.S. government bonds.  As a result, the Fund may invest up to 30% in high yield debt or “junk bonds” (higher-risk, lower-rated fixed income securities such as those rated lower than BBB- by Standard & Poor’s Rating Service, Inc. (“S&P”) or lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”)) or, if unrated, determined by the Subadviser to be of comparable quality.  The Fund invests in fixed income securities of any duration.  Duration measures the sensitivity of the price of a fixed income investment to a 1% change in interest rates.  For example, a five-year duration means the investment will decrease in value by 5% if interest rates rise 1%.

The Subadviser’s approach to investing in the fixed income markets includes consideration of the following factors:

•                  Security selection within a given debt security market sector;

•                  Relative valuation and performance of the various market sectors;

•                  Yield curve shape;

•                  Fluctuations in the overall level of interest rates;

•                  Duration; and

•                  Coupon rate.

In addition, the Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”).

The Subadviser may reallocate between asset classes in an attempt to improve the Fund’s total return, as well as to dampen volatility of the Fund’s investments.  The portfolio management team has the flexibility to change the Fund’s asset allocation to reflect its outlook on market conditions.  Volatility in the markets offers the Subadviser the opportunity to take advantage of perceived pricing dislocations that can occur during periods of market distress.  The portfolio management team will make asset allocation adjustments based on a combination of bottom-up/top-down fundamental analysis and relative value analysis among capital market instruments within the target asset classes.

At the Subadvisors’ discretion, the Fund may invest in high-quality, short-term debt securities and money market instruments for (i) temporary defensive purposes in response to adverse market, economic or political conditions and (ii) to retain flexibility in meeting redemptions, paying expenses and identifying and assessing investment opportunities.  These short-term debt securities and money market instruments include cash, shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities, discount notes and repurchase agreements. To the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund will bear its pro rata portion of such money market fund’s management fees and operational expenses.  When investing for temporary defense purposes, the Subadvisor may invest up to 100% of the Fund’s total assets in such instruments.  Taking a temporary defensive position may result in the Fund not achieving its investment objective.

The Fund may also hold short-term debt securities and money market instruments to retain flexibility in meeting redemptions and paying expenses.

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RISKS

An investment in the Fund entails risks.  The Fund could lose money, or its performance could trail that of other investment alternatives.  Rafferty cannot guarantee that the Fund will achieve its investment objective. It is important that investors closely review and understand these risks before making an investment in the Fund.  Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide including the Fund.  Risks of investing in the Fund are described below.

Credit Risk

The Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. Changes in an issuer’s financial strength or in an issuer’s or debt security’s credit rating also may affect a security’s value and thus have an impact on Fund net asset value (“NAV”) and performance.  The degree of credit risk for a particular security may be reflected in its credit rating.  Lower rated debt securities involve greater credit risk, including the possibility of default or bankruptcy.

Debt Instrument Risk

The Fund may invest in, or seek exposure to, fixed-income securities and debt instruments of any maturity, including corporate bonds, ETNs, municipal bonds, and securities issued, backed or otherwise guaranteed by the U.S. government, or its agencies, including securities issued by U.S. government sponsored entities. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Typically, the value of outstanding debt instruments falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Holding long duration and long maturity investments will magnify certain risks, including interest rate risk and credit risk.  Debt securities with longer maturities are subject to greater price shifts as a result of interest rate changes.  Also, if the Fund is unable to liquidate lower yielding securities to take advantage of a higher interest rate environment, its ability to generate income may be adversely affected.

Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to decrease.  The potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Depositary Receipt Risk

To the extent the Fund invests in stocks of foreign corporations, the Fund’s investment in such stocks may also be in the form of depositary receipts or other securities convertible into securities of foreign issuers. American Depositary Receipts (“ADRs”) are receipts, typically issued by an American bank or trust company, that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.

Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

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Fund investments in depositary receipts, which include ADRs, GDRs and EDRs, are deemed to be investments in foreign securities for purposes of the Fund’s investment strategy.

Energy Sector Risk

The Fund will invest primarily in energy MLPs. These MLPs are subject to risks specific to the energy industry including, but not limited to the following:

•                  The energy sector is highly regulated. MLPs operating in the energy sector are subject to significant regulation of virtually every aspect of their operations by federal, state and local governmental agencies, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide.

•                  MLPs in the energy sector may be affected by fluctuations in the prices of energy commodities, including natural gas, natural gas liquids, crude oil and coal.

•                  MLPs engaged in the exploration, development, management or production of energy commodities are at risk of the natural resources depleting over time, which may cause the market value of the MLP to decline over time.

•                  MLPs operating in the energy sector may be adversely affected by reductions in the supply or demand for energy commodities.

•                  MLPs in the energy sector may be subject to various operational risks, such as disruption of operations, inability to timely and effectively integrate newly acquired assets, unanticipated operation and maintenance expenses, underestimated cost projections, and other risks arising from specific business strategies.

•                  Rising interest rates could adversely impact the financial performance of these companies by increasing their costs of capital, which may reduce an MLP’s ability to execute acquisitions or expansion products in a cost-effective manner.

•                  Extreme weather or other natural disasters could adversely impact the value of the debt and equity securities of the MLPs operating in the energy sector.

•                  Threats of attacks by terrorists on energy assets could impact the market for MLPs operating in the energy sector.

•                  If a significant accident or event occurs and an MLP is not fully insured, it could adversely affect the MLP’s operations and financial condition and the securities issued by the MLP.

Equity Securities Risk

Investments in publicly issued equity securities, including common stocks, in general are subject to market risks that may cause their prices to fluctuate over time and to volatile increases and decreases in value, as market confidence in, and perceptions of, their issuer change.  These investors’ perceptions are based on various and unpredictable factors including:  expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; global and/or regional political, economic and banking crises; and factors affecting specific industries, sectors or companies in which the Fund invests.  The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities.

ETN Risk

ETNs are subject to the credit risk of the issuer. The value of an ETN will vary and will be influenced by its time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities, currency and commodities markets as well as changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index.  ETNs are unsecured debt of the issuer and would lose value if the issuer goes bankrupt.  In addition, there may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

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Foreign Securities Risk

The Fund may indirectly invest in foreign instruments that may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and NAVs may be affected to a large degree by fluctuations in currency exchange rates, interest rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.

High-Yield Debt Securities Risk

The Fund will invest a significant portion of its assets in securities rated below investment grade, or which are unrated, otherwise known as “junk bonds,” and which may be deemed speculative and may be more volatile than higher-rated securities of similar maturity.  Investments in junk bonds generally involve significantly greater risks of loss of your money than an investment in investment grade bonds.  These risks include:  greater volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.  Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties.  Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations.  Issuers of lower-rated securities also have a greater risk of default or bankruptcy.  High-yield securities may be less liquid than higher quality investments.  A security whose credit rating has been lowered may be particularly difficult to sell. High yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal.

Interest Rate Risk

Debt securities have varying levels of sensitivity to changes in interest rates. The U.S. is currently in a period of historically low interest rates and it is unclear how much longer interest rates will remain at their current levels. Due to recent events in the fixed-income markets, including the potential impact of the Federal Reserve Board tapering its quantitative easing program, the Fund may be subject to heightened interest rate risk as a result of a rise in interest rates. In addition, the Fund is subject to the risk that interest rates may exhibit increased volatility, which could cause the Fund’s NAV to fluctuate more. A decrease in fixed-income market maker capacity may act to decrease liquidity in the fixed-income markets and act to further increase volatility, affecting the Fund’s return.  Changes or volatility in interest rates may adversely affect the performance of the Fund.  In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. The impact of an interest rate change may be significant for other asset classes as well, whether because of the impact of interest rates on economic activity or because of changes in the relative attractiveness of asset classes due to changes in interest rates. For instance, higher interest rates may make investments in debt securities more attractive, thus reducing investments in equities.

Large Cap Stock Risk

To the extent the Fund invests in large capitalization stocks, the Fund may underperform a fund that invests primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors potentially resulting in lower markets for their common stock.

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Market Risk

The value of the Fund’s holdings may decline in price because of changes in prices of its holdings, a broad stock market decline, or political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. These fluctuations could be a sustained trend or a drastic movement. The markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.  Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.  U.S. and international markets have experienced, and may continue to experience, volatility, which may increase risks associated with an investment in the Fund.  The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the security’s value.  In some cases, for example, the stock prices of individual companies have been negatively affected even though there may be little or no apparent degradation in the financial condition or prospects of the issuers.  Similarly, the debt markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default, and valuation difficulties.  As a result of this significant volatility, many of the following risks associated with an investment in the Fund may be increased.  Continuing market volatility may have adverse effect on the Fund.

Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. When the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline.

MLP Risk

Investments in common units of MLPs involve risks that differ from investments in common stock.  Holders of MLP common units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) risk related to limited control of management or the general partner or managing member, (iii) limited rights to vote on matters affecting the MLP, except with respect to extraordinary transactions, (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities, and (v) cash flow risks.  MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including cash flow growth, cash generating power and distribution coverage.

In addition, the value of the Fund’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes.  If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be treated as a corporation for U.S. federal income tax purposes.  In that case, the MLP would be obligated to pay income tax at the entity level and distributions received by the Fund would generally be taxed as dividend income.  As a result, there could be a material reduction in the Fund’s cash flow and there could be a material decrease in its NAV.  Furthermore, MLP interest may not be as liquid as other more commonly traded equity securities.  The value of MLPs that are regulated by the FERC may also be negatively impacted by regulatory action taken by and regulatory requirements of FERC.

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Municipal Securities Risk

Municipal securities are fixed income securities issued by states, counties, cities and other political subdivisions and authorities.  Municipalities issue such securities to fund their current operations before collecting taxes or other municipal revenues or to fund capital projects prior to issuing long-term bonds.  Municipal securities also may be issued by industrial or economic development authorities, school and college authorities, housing authorities, healthcare facility authorities, municipal utilities, transportation authorities, and other public agencies.  Municipal issuers are subject to unique factors affecting their ability to pay debt obligations. As such, investment in municipal securities carries additional risk. Changes in federal, state or local laws may make a municipal issuer unable to make interest payments when due. Moreover, an adverse interpretation of the tax status of municipal securities may make such securities decline in value.

Other Investment Companies (including ETFs) Risk

Investments in the securities of other investment companies, including ETFs (which may, in turn, invest in equities, bonds, and other financial vehicles) may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, closed-end investment company and ETF shares potentially may trade at a discount or a premium are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of other investment company or ETF shares depends on the demand in the market, the Subadviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Preferred Stock Risk

A preferred stock is a blend of the characteristics of a bond and common stock.  It may offer the higher yield of a bond and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends or in any residual assets after payment to creditors should the issuer be dissolved.  Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or passed by the issuer.

Real Estate Investment Risk

Real estate securities are subject to risks similar to those associated with direct ownership of real estate, including changes in local and general economic conditions, vacancy rates, interest rates, zoning laws, rental income, property taxes, operating expenses and losses from casualty or condemnation. An investment in a REIT is subject to additional risks, including poor performance by the manager of the REIT, adverse tax consequences, and limited diversification resulting from being invested in a limited number or type of properties or a narrow geographic area.  Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to them, and companies that service the real estate industry.

Regulatory Risk

The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape.

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Small- and Mid-Capitalization Companies Risk

The Fund may invest in small- and mid-capitalization companies. Investing in the securities of small-capitalization and mid-capitalization companies involves greater risks and the possibility of greater price volatility than investing in more established, larger capitalization companies. Investments in mid-cap companies involve less risk than investing in small-cap companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Mid-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. Therefore, their securities may be more volatile and less liquid than the securities of larger, more established companies.  Mid-cap and small-cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks.  Analysts and other investors may follow these companies less actively, and therefore information about these companies may not be as readily available as it is for large-cap companies.  The risks associated with securities of mid-cap and small-cap companies magnify as a company’s market capitalization becomes smaller.

Subadviser’s Investment Strategy Risk

While the Subadviser seeks to take advantage of investment opportunities for the Fund that will maximize its investment returns, there is no guarantee that such opportunities will ultimately benefit the Fund.  The Subadviser will aggressively change the Fund’s portfolio in response to market conditions that are unpredictable and may expose the Fund to greater market risk than other mutual funds.  The value of your investment in the Fund may vary with the effectiveness of the Subadviser’s research, analysis and asset allocation among portfolio securities.  There is no assurance that the Subadviser’s investment strategy will enable the Fund to achieve its investment objective.

Tax Treatment of Capital Distributions Risk

A portion of the Fund’s distributions are expected to be treated as a return of capital for tax purposes.  Return of capital distributions are not taxable income to a shareholder, but reduce a shareholder’s basis in their shares of the Fund.  Such a reduction in tax basis will generally result in larger taxable gains and/or smaller tax losses on a subsequent sale of Fund shares.  A distribution in excess of a shareholder’s basis will be taxable in the same manner as a sale of a shareholder’s shares of the Fund.  Shareholders who periodically receive the payments of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Fund when, in fact, they are not.  Shareholders should not assume that the source of distributions is from the net profits of the Fund.

U.S. Government Securities Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

U.S. government sponsored enterprise (“GSE”) securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities.  Some obligations issued by GSEs and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality.  Those securities bear fixed, floating or variable rates of interest.  Interest may fluctuate based on generally recognized reference rates or the relationship of rates.  While the U.S. government currently provides financial support to such GSEs or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Certain U.S. government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Others, such as securities issued by the Fannie Mae© and Freddie Mac©, are supported only by the credit of the corporation.  In the case of securities not backed by the full

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faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments.  The U.S. government may choose not to provide financial support to GSEs or instrumentalities if it is not legally obligated to do so.  The Fund will invest in securities of such instrumentalities only when Rafferty is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

Valuation Time Risk

The Fund values its portfolio as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 PM Eastern Time). In some cases, foreign markets may close before the NYSE opens or may not be open for business on the same calendar days as the Fund.  As a result, the Fund may have to price any holdings that are not traded on the NYSE at a fair value determined by the Adviser, under the oversight of the Board of Trustees.

SIMILARLY MANAGED ACCOUNT PERFORMANCE

The Fund commenced operations on December 5, 2014.  Prior to that date, substantially all of the assets of the Hilton Yield Plus Fund, a series of Managed Portfolio Series (the “Predecessor Fund”), which has the same portfolio managers as the Fund, were transferred to the Fund in a tax-free reorganization (the “Reorganization”).  The Reorganization was approved by shareholders of the Predecessor Fund and the Reorganization took place on December 5, 2014.  The Predecessor Fund commenced operations on September 16, 2013, and, as a result, has not had performance history for at least one calendar year.  The table below provides the performance of a composite of all client accounts managed by Hilton on a fully discretionary basis with substantially similar objectives, policies and investment strategies employed by Hilton to manage the Fund (the “Hilton Composite”).  The accounts comprising the Hilton Composite are managed by the Fund’s portfolio managers.  Hilton does not manage any other registered investment companies in addition to the Fund.

The performance of the Fund may not correspond with the performance of the accounts comprising the Hilton Composite.

The Composite returns were prepared by Hilton in compliance with the Global Investment Performance Standards® (“GIPS®”).  The returns are audited and calculated by Hilton on a total return basis and include gains or losses plus income and the reinvestment of all dividends and interest.  All returns reflect the deduction of Hilton’s actual subadvisory fees charged, and brokerage commissions and execution costs paid by the accounts included in the Hilton Composite, without provision for Federal or state income taxes.  Custodial fees, if any, are not included in the calculations.

The Fund’s performance will be calculated using the standard formula set forth in rules promulgated by the SEC, which differs in certain respects from the methods used to compute total return for the Hilton Composite.  The client accounts comprising the Hilton Composite are not subject to the same types of expenses incurred by the Fund nor certain investment limitations, diversification requirements and other restrictions imposed on the Fund by the 1940 Act and the Internal Revenue Code of 1986, as amended.  The performance results of the Hilton Composite would have been lower if the accounts included in the Hilton Composite had been subject to the Fund’s expenses or had been regulated as investment companies under Federal securities laws.  Past performance of the Hilton Composite is not indicative of the future performance results of the Fund.

The following chart shows the average annual return of the Hilton Composite for the periods ended December 31, 2014.  This performance data is for the Hilton Composite and does not present the performance results of the Fund.  This performance data should not be considered indicative of the Fund’s future performance.

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Hilton Composite - Total Annualized Returns

	For the periods ended December 31, 2014
	One Year	Five Years	Ten Years	Since Inception (1/1/2002)
Hilton Composite (net of fees)	6.85%	[ ]%	[ ]%	[ ]%
Barclays Intermediate Government/Credit Index(1) (reflects no deduction for fees, expenses or taxes)	3.13%	3.54%	4.10%	4.46%
S&P 500® Index(2) (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	7.67%	6.72%
Blended Benchmark(3) (reflects no deduction for fees, expenses or taxes)	7.31%	8.40%	5.80%	5.66%

(1)             The Barclays Intermediate Government/Credit Index tracks the performance of intermediate term U.S. government and corporate bonds.

(2)             The S&P 500® Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks.

(3)             The blended benchmark consists of 60% of the Barclays Intermediate Government/Credit Index and 40% of the S&P 500® Index.

ABOUT YOUR INVESTMENT

Share Price of the Fund

A fund’s share price is known as its NAV. The Fund’s share price is calculated as of the close of regular trading, usually as of 4:00 p.m. Eastern Time (“Valuation Time”), each day the NYSE is open for business (“Business Day”). The NYSE is open for business Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NYSE holiday schedules are subject to change without notice.

The value of the Fund’s assets that trade in markets outside the United States or in currencies other than the U.S. Dollar may fluctuate on days that foreign markets are open but the Fund is not open for business.

All shareholder transaction orders received in good form by the Fund’s transfer agent or an authorized financial intermediary by the time that the Fund calculates its NAV (as described above) will be processed at that day’s NAV plus any applicable sales charge. Transaction orders received after the time that a Fund calculates its NAV will receive the next calculated NAV plus any applicable sales charges.

Share price is calculated by dividing the Fund’s net assets by its shares outstanding. The Fund uses the following methods to price securities held in their portfolios:

•                  Equity securities listed and traded principally on any domestic or foreign national securities exchange are valued at the last sales price. Exchange traded funds are valued at the last sales price prior to Valuation Time. Securities primarily traded in the NASDAQ Global Market® are valued using the NASDAQ® Official Closing Price. Over-the counter securities are valued at the last sales price in the over-the-counter market. If, on a particular day, a security does not trade, then the mean between the closing bid and asked prices will be used;

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•                  Swap contracts are valued using the closing prices of the underlying reference entity or the closing value of the underlying reference index;

•                  Futures contracts are valued at (1) the settlement prices established each day on the exchange on which they are traded if the settlement price reflects trading prior to the Valuation Time or (2) at the last sales price prior to the Valuation Time if the settlement prices established by the exchange reflects trading after Valuation Time;

•                  Options are valued at the composite price, using National Best Bid and Offer quotes;

•                  Short-term debt securities with a maturity of 60 days or less and money market securities are valued using the “amortized” cost method;

•                  Other debt securities are valued by using the closing bid and asked prices provided by the Fund’s pricing service or, if such prices are unavailable, by a matrix pricing method; and

•                  Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value estimates by the Adviser under the oversight of the Board of Trustees.

Fair Value Pricing. Portfolio securities and other assets are valued chiefly by market prices from the primary market in which they are traded. Securities are priced at a fair value as determined by the Adviser, under the oversight of the Board of Trustees, under the following circumstances:  when reliable market quotations are not readily available; when the Fund’s pricing service does not provide a valuation for such securities; when the Fund’s pricing service provides a valuation that in the judgment of the Adviser does not represent fair value; when the Adviser believes that the market price is stale; or when an event that affects the value of an instrument (a “Significant Event”) has occurred since the closing prices were established, but before the time as of which the Fund calculates its NAV. Examples of Significant Events may include: (1) events that relate to a single issuer or to an entire market sector; (2) significant fluctuations in domestic or foreign markets; or (3) occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts, or significant government actions. If such Significant Events occur, the Fund may value the instruments at fair value, taking into account such events when it calculates the Fund’s NAV. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. In addition, the Fund may also fair value an instrument if trading in a particular instrument is halted and does not resume prior to the closing of the exchange or other market.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, Rafferty compares the market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures.

Rule 12b-1 Fees (Class A and Class C Shares)

The Fund has adopted Class A Shares and Class C Shares distribution plans under Rule 12b-1 (the “Class A Plan” and the “Class C Plan”) pursuant to which the Fund pays for distribution and services provided to Fund shareholders.  Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Pursuant to the Class A Plan, the Class A Shares of the Fund may pay an annual Rule 12b-1 fee of up to 1.00% of the average daily net assets. The Board has currently authorized the Class A Shares of the Fund covered by the Class A Plan to pay a maximum annual Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund’s Class A Shares. The Class C Shares of the Fund covered by the Class C Plan pay an annual Rule 12b-1 fee of 1.00% of the average daily net assets.

Under an agreement with the Fund, your registered investment adviser, financial planner, broker-dealer or other financial intermediary (“Financial Advisor”) may receive Rule 12b-1 fees from the Fund.  In exchange, your Financial Advisor may provide a number of services, such as: placing your orders and issuing confirmations; providing investment advice, research and other advisory services; handling correspondence for individual accounts; acting as the sole shareholder of record for individual shareholders; issuing shareholder statements and reports;

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executing daily investment “sweep” functions; and other shareholder services as described in the Fund’s SAI.  For more information on these and other services, you should speak directly to your Financial Advisor.  Your Financial Advisor may charge additional account fees for services beyond those specified above.

Class A and Class C Shares

The Fund offers Class A and Class C Shares. Both share classes are offered primarily by authorized securities brokers and other financial intermediaries. Both share classes of the Fund pay a Rule 12b-1 fee as shown in the table below.

	Class A	Class C
Sales Charge (Load) Imposed on Purchases	5.50%	None.
Contingent deferred sales Charge (“CDSC”)	1.00% if shares are redeemed within 24 months of purchase (CDSC waived for Employer Retirement Plans).*	1.00% if shares are redeemed within 12 months of purchase.
Distribution/Service (Rule 12b-1) Fee	0.25%	1.00%
Redemption Fee	1.00%	None.

*                 On purchases of Class A Shares of $1 million or more.

Class A Shares

Please note that an up-front sales charge is associated with the purchase of Class A Shares unless you qualify for a waiver of the sales charge.

You may purchase Class A Shares at the “offering price,” which is a price equal to their NAV, plus a sales charge imposed at the time of purchase. Class A Shares currently are subject to ongoing distribution and service (Rule 12b-1) fees as described above under “Rule 12b-1 Fees.” If you choose to invest in Class A Shares, you will pay a sales charge at the time of each purchase. The table below shows the charges both as a percentage of offering price and as a percentage of the amount you invest. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the tables below. If you invest more, the sales charge will be lower.

Amount of Transaction		Sales Charge as a	Sales Charge as a
		% of Offering	% of Net Asset	Dealers Reallowance as a %
At Least	But Less than	Price	Value	of Offering Price
$0	$50,000	5.50%	6.10%	5.00%
$50,000	$100,000	4.75%	4.99%	4.25%
$100,000	$250,000	3.75%	3.90%	3.25%
$250,000	$500,000	2.75%	2.83%	2.50%
$500,000	$1,000,000	2.00%	2.04%	1.75%
$1,000,000	and above	0.00%*	0.00%*	1.00%*

*             You may purchase Class A Shares without an initial sales charge when you invest $1 million or more in Class A Shares. However, if you sell your Class A Shares within 24 months of purchase, you will pay a 1.00% CDSC based on the original purchase price or redemption proceeds, whichever is lower. The CDSC is used to reimburse Rafferty Capital Markets, LLC, the Fund’s distributor, (the “Distributor”) for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your Class A investment in connection with your initial purchase if your initial purchase is over $1 million. A finder’s fee of 1.00% may be paid directly or indirectly by the Adviser to the dealer for investments of $1 million or more. The Class A Shares CDSC is waived for eligible Employer Retirement Plans. If a CDSC is owed, it is based on the lower of cost or market value.

Reduction or Waiver of Sales Charge. The Fund offers a number of ways to reduce or eliminate the up-front sales charge on Class A Shares. Such reductions or waivers may apply for:

•                  Purchases under a Right of Accumulation or Letter of Intent;

•                  Certain programs of selected securities dealers and other financial intermediaries that have an agreement with the Distributor or its affiliates;

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•                  Certain wrap or other fee-based programs offered by financial intermediaries;

•                  Certain registered representatives (and their immediate family members as described below under “Right of Accumulation”) or brokers-dealers who act as selling agents;

•                  Certain bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity; or

•                  Certain (i) investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and (ii) clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

The policy of waiving the up-front sale charge for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time. Shareholder accounts that exist prior to June 1, 2015 will not pay a sales load for the life of the account.

Right of Accumulation. You may combine your new purchase of Class A Shares with other Class A Shares currently owned by you, your spouse, and/or your children under age 21 for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current NAV of all other shares you, your spouse and/or your children under age 21 own. You will need to notify the Fund or your financial intermediary at the time of purchase of any other accounts that exist.

Letter of Intent. By signing a Letter of Intent (“LOI”) you can reduce your Class A Shares sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Class A Shares. Any shares purchased within 30 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gain distributions do not apply toward fulfillment of the LOI. Shares equal to 5.50% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you. If you establish an LOI with the Fund you can aggregate your accounts as well as the accounts of your immediate family members under age 21. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI. You will need to notify the Fund or your financial intermediary at the time of purchase of any other accounts that exist.

Class C Shares

Please note that a CDSC is associated with the purchase of Class C Shares. You should carefully consider the sales charges and expense structures associated with each share class when deciding to invest in Class C Shares of the Fund.

Class C Shares are sold at the Fund’s NAV. There is no up-front sales charge, so that the full amount of your purchase is invested in the Fund. However, if you sell your Class C Shares within 12 months of purchase, you will pay a 1.00% CDSC based on the original purchase price or redemption proceeds, whichever is lower. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your Class C Shares investment in connection with your initial purchase.

Waiver of CDSC. The CDSC will be waived for the redemption of Class C Shares:

•                  purchased through a financial intermediary that has entered into arrangements with the Distributor to forego receipt of an initial sales commission;

•                  purchased by reinvesting dividends;

•                  following the death or disability of a shareholder; or

•                  resulting from a Fund exercising its right to redeem accounts that maintain a balance below the current applicable minimum investment.

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The policy of waiving the CDSC for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time.

Institutional Class Shares

The Fund offers Institutional Class shares. There are no sales loads associated with the purchase of the Institutional Class. Institutional Class Shares are sold by Financial Advisors that provide services to the Fund. Institutional Class shares of the Fund are not subject to Rule 12b-1 fees.

Additional Payments to Financial Intermediaries

The Adviser (and its affiliates) may make substantial payments to financial intermediaries and service providers for distribution and/or shareholder servicing activities, out of their own resources, including the profits from the advisory fees the Adviser receives from the Fund. These payments may be made to financial intermediaries for marketing, promotional or related expenses. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase shares of the Fund or the amount investors in the Fund would receive as proceeds from the redemption of such shares and will not increase the expenses of investing in the Fund.

Examples of “revenue sharing” payments include, but are not limited to, payment to financial institutions for “shelf space” or access to a third-party platform or portfolio offering list or other marketing programs, including, but not limited to, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Adviser access to the financial institution’s sales force; granting the Adviser access to the financial institution’s conferences and meetings; assistance in training and educating the financial institution’s personnel; and obtaining other forms of marketing support. Revenue sharing payments also may be made to financial intermediaries that provide various services to the Fund, including but not limited to, record keeping, shareholder servicing, transaction processing, sub-accounting services and other administrative services. The Adviser may make other payments or allow other promotional incentives to financial intermediaries to the extent permitted by the SEC, by the Financial Industry Regulatory Authority, Inc. (“FINRA”) and by other applicable laws and regulations.

The level of revenue sharing payments made to financial intermediaries may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial institution, or other factors as agreed to by the Adviser and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Adviser from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of the Fund available to its customers and may allow the Fund greater access to the financial institution’s customers.

Shareholder Services Guide

You may invest in the Fund through traditional investment accounts, including Automatic Investment Plans, individual retirement accounts (“IRAs”) (including Roth IRAs), a self-directed retirement plan or a company sponsored retirement plans. Applications and descriptions of any service fees for retirement or other accounts are available directly from the Fund. You may invest directly with the Fund or through certain financial intermediaries. If you open your account through a financial intermediary then your financial intermediary will ordinarily assist you in completing the necessary application. Any transaction effected through a financial intermediary may be subject to a processing fee. The minimum initial investment is set forth below. Rafferty may waive these minimum requirements at its discretion. Contact Rafferty if you need additional information or assistance.

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

The Fund offers the option to submit purchase orders through your financial intermediary or to send purchase orders to the Fund as described in the table below.

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Purchase Methods	Initial Purchases	Subsequent Purchases
Minimum Investment: Class A and Class C Shares Accounts	$2,500 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.*	$100
Minimum Investment: Retirement Accounts (Traditional, Roth and Spousal IRAs)	$2,500 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.*	$100
Minimum Investment Institutional Class Accounts	$250,000	$100
By Mail

•  Complete and sign your Application. Remember to include all required documents (if any).

•  Make a check payable to “Direxion Funds” and indicate the Fund you would like to purchase.

•  Send the signed Application and check to:

Direxion Funds

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

(Do not send via express mail or overnight delivery to the P.O. Box address.)

(The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund.)

•  Complete an Investment Slip or provide written instructions with your name, account number and the fund in which you would like to invest.

•  Make a check payable to “Direxion Funds” and indicate the Fund you would like to purchase and your account number.

•  Send the Investment Slip and check to:

Direxion Funds

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

By Wire

•  Contact Direxion at (800) 851-0511 to make arrangements to send in your Application via facsimile or mail.

•  Fax or mail the Application according to instructions the representative will give you.

•  Send the original Application to:

Direxion Funds

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

•  Call (800) 851-0511 to: (a) confirm receipt of the Application; (b) receive an account number; and (c) receive a confirmation number.

Wired funds must be received prior to market close to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

•  Contact Direxion at (800) 851-0511 with your account number, the amount wired and the Fund(s) in which you want to invest.

•  You will receive a confirmation number; retain your confirmation number.

•  Instruct your bank to wire the money to:

US Bank NA, Milwaukee, WI 53202

ABA 075000022

Credit: US Bancorp Fund Services, LLC

ACCT # 112-952-137

FFC: Direxion Funds

(Your name and Direxion Account Number)

Wired funds must be received prior to market close to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

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By Telephone	You may not make initial investments by telephone.

•         If you did not decline telephone options on your account Application, your account has been open for 15 days and you have banking information established on your account, you may purchase shares by telephone.

•         The minimum telephone purchase is $500.00.

•         Contact Direxion at (800) 851-0511 to purchase additional shares of the Fund(s). Orders will be accepted via the electronic funds transfer through the Automated Clearing House (“ACH”) network.

•         Shares will be purchased at the NAV plus any applicable sales charge calculated on the day your order is placed provided that your order is received prior to market close.

Through Financial Intermediaries	Contact your financial intermediary.	Contact your financial intermediary.

*                 The Adviser may set different investment minimums for certain securities dealers, banks, and other financial institutions that provide certain shareholder services or omnibus processing for the Fund in fee-based mutual fund programs.

Contact Information
By Telephone	(800) 851-0511
Fax	(Faxes may be accepted, but must be pre-authorized by a representative. Please call (800) 851-0511 to receive authorization and the fax number.)
Internet	www.direxioninvestments.com
Regular Mail	Direxion Funds P.O. Box 701 Milwaukee, Wisconsin 53201-0701
Overnight Mail	Direxion Funds Mutual Fund Services - 3rd Floor 615 East Michigan Street Milwaukee, Wisconsin 53202

If you opened your shareholder account through a financial intermediary, you will ordinarily submit your exchange or redemption order through that financial intermediary. You may also exchange or redeem Fund shares as described in the following table.

Instructions for Exchanging or Redeeming Shares
By Mail	Send written instructions sufficient to process your request to: Direxion Funds P.O. Box 701 Milwaukee, Wisconsin 53201-0701
By Telephone	(800) 851-0511 for Individual Investors (877) 437-9363 for Financial Professionals
By Internet	• Log on to www.direxioninvestments.com. Establish an account ID and password by following the instructions on the site. • Follow the instructions on the site.
Through Financial Intermediaries	Contact your financial intermediary.

Subject to meeting the minimum investment amount for the Institutional Class shares, investors currently holding Class A Shares or Class C Shares may convert to the Institutional Class Shares in fee based programs sponsored by a financial intermediary without incurring tax consequences and/or redemption fees.

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ACCOUNT AND TRANSACTION POLICIES

Payment for Shares. All purchases must be made in U.S. Dollars through a U.S. bank. The Fund will not accept payment in cash or money orders. In addition, to prevent check fraud, the Fund does not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. We are unable to accept post-dated checks or any conditional order or payment. If your payment does not clear, you will be charged a $25.00 fee. In addition, you may be responsible for losses sustained by the Fund for any returned payment.

You will receive written confirmation by mail, but we do not issue share certificates.

Anti-Money Laundering Program. The Fund’s transfer agent will verify certain information from investors as part of the Fund’s anti-money laundering program.

The USA PATRIOT Act of 2001 requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new account Application, you will be required to supply your full name, date of birth, social security number and permanent street address to assist in verifying your identity. Mailing addresses containing only a P.O. Box will not be accepted. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if they are unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

If the Fund does not have a reasonable belief of the identity of a shareholder, the account will be rejected or the shareholder will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within five Business Days if clarifying information and/or documentation is not received.

Good Form. Good form means that your purchase (whether direct or through a financial intermediary) is complete and contains all necessary information, has all supporting documentation (such as trust documents, beneficiary designations, proper signature guarantees, IRA rollover forms, etc.) and is accompanied by sufficient purchase proceeds. For a purchase request to be in good form, it must include: (1) the name of the Fund; (2) the dollar amount of shares to be purchased; and (3) your purchase Application or investment stub. An Application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the Application and receives correct payment by check or wire transfer. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase applications or redemption requests does not constitute receipt by the transfer agent of the Fund.

Certain transactions through a financial intermediary may not be deemed in good form if such financial intermediary failed to properly notify the Fund of such trade or trades. In particular, financial intermediaries that transact in shares of the Fund through Fundserv must, in many cases, notify the Fund of trades before placing them in the Fundserv system. In the event that a financial intermediary transacts in shares of the Fund through the Fundserv system without notifying the Fund of such trades in advance, such transaction may be deemed not to have been received in good form. In practice, this means that a confirmation from a financial intermediary is not binding on the Fund. In the event that a trade is deemed not to have been received in good form, for whatever reason, a purchase, redemption or exchange request may be rejected or canceled and, in the event of a redemption which is canceled, the Fund shall have the right to a return of proceeds. Cancellation of a trade is processed at the NAV at which the trade was originally received and is ordinarily completed the next Business Day. Please contact your financial intermediary to determine how it processes transactions in shares of the Fund.

Financial Intermediaries. If you opened your shareholder account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Financial intermediaries are responsible for placing orders promptly with the Fund and forwarding payment promptly, as well as ensuring that you receive copies of the Fund’s Prospectus. Financial intermediaries may charge fees for the services they provide

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to you in connection with processing your transaction order or maintaining your account with them. Each intermediary also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have earlier cut-off times for processing your transaction. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.

Order Policies. There are certain times when you may be unable to sell shares of the Fund or proceeds may be delayed. This may occur during emergencies, unusual market conditions or when the Fund cannot determine the value of its assets or sell its holdings. The Fund reserves the right to reject any purchase order or suspend offering of its shares. Generally, the Fund may reject a purchase if it is disruptive to the efficient management of the Fund.

Telephone Transactions. For your protection, the Fund may require some form of personal identification prior to accepting your telephone request such as verification of your social security number, account number or other information. It also may record the conversation for accuracy. During times of unusually high market activity or extreme market changes, you should be aware that it may be difficult to place your request in a timely manner. Telephone transaction privileges are automatically granted, unless you declined such privileges on your account Application. If you previously declined telephone privileges and would like to add this option to your account, please contact the Fund at (800) 851-0511 for instructions. IRAs are not eligible for telephone redemption privileges. The maximum amount that may be redeemed by telephone is $100,000. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Automatic Investment Plan. For your convenience, the Fund offers an Automatic Investment Plan (“AIP”). Under the AIP, after you make your initial minimum investment of $2,500 for Class A Shares and Class C Shares, and $250,000 for Institutional Class Shares, you authorize the Fund to withdraw the amount you wish to invest from your personal bank account on a monthly basis. The AIP requires a minimum monthly investment of $100. If you wish to participate in the AIP, please complete the “Automatic Investment Plan” section on the account Application or call the Fund at (800) 851-0511 if you have any questions. In order to participate in the AIP, your bank or financial institution must be a member of the ACH network. The Fund may terminate or modify this privilege at any time. You may change your investment amount or terminate your participation in the AIP at any time by notifying the Fund’s transfer agent by telephone or in writing, five days prior to the effective date of the next transaction. A fee, currently $25, will be imposed if your AIP transaction is returned.

Signature Guarantees. In certain instances when you sell shares of the Fund, we will need your signature guaranteed. Signature guarantees may be available at your bank, stockbroker or a national securities exchange. A notary public cannot guarantee signatures. Your signature must be guaranteed if:

•        You are changing your account ownership;

•        Your account registration or address has changed in the last 30 days;

•        The redemption proceeds are sent to any person, address or bank account other than the one listed on record with the Fund;

•        The sale is greater than $100,000; or

•        There are other unusual situations as determined by the Fund’s transfer agent.

Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification or other acceptable signature authentication from a financial institution source. The Fund may waive any signature guarantee requirement at its discretion.

Exchange Policies. You may exchange Institutional Class Shares of your current Fund for Institutional Class Shares of any other Fund (as well as other funds advised by Rafferty not offered in this Prospectus) that offers Institutional Class Shares. Exchanges will be processed at the next determined NAV after receipt of your order in good form without any charges. The Fund can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number. If your exchange establishes a new position in a Fund, you must exchange at least $1,000 or, if your account value is less than that, your entire account balance will be exchanged. You may exchange by telephone unless you declined telephone exchange options on your account Application. Your exchange of shares of one Fund (“original shares”) for shares of any other Fund will be treated

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for federal income tax purposes as a sale of the original shares, with the result that you will recognize a taxable gain or loss on the exchange.

Redemption Proceeds. Redemption proceeds from any sale of shares will normally be sent within seven days from the time the Fund receives your request in good order. For investments that have been made by check, payment on sales requests may be delayed until the Fund’s transfer agent is reasonably satisfied that the purchase payment has been collected by the Fund, which may require up to 10 calendar days. Your proceeds will be sent via check, wire or electronic funds transfer through the ACH network using the address or bank account listed on the transfer agent’s records. You will be charged a wire transfer fee of $15.00, which will be deducted from your account balance on dollar specific redemption requests or from the proceeds on share specific requests. This fee is in addition to any fees that may be imposed by your bank. Your proceeds will be wired only to the bank listed on the transfer agent’s records. There is no charge for payment sent through the ACH network and proceeds are generally available within 2 to 3 days. Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. The Fund also offers a Systematic Withdrawal Plan for shareholders who require periodic payments, such as those from IRAs. For more information on this option, please contact the Fund at (800) 851-0511.

Redemption Fees. The Fund is not suitable for purchase by active investors. The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in “market-timing” or other types of excessive short-term trading that could adversely affect shareholder returns. Consequently, the Board of Trustees has adopted policies to prevent frequent purchases and redemptions of shares of the Fund. In an effort to discourage short-term trading and defray costs related to such trading, the Direxion Board has approved a redemption fee of 1.00% on sales and exchanges (collectively, “redemptions”) of the Fund’s Class A Shares and Institutional Class Shares made within thirty (30) days of the date of purchase (including shares acquired through an exchange), subject to the limitations described below.

The redemption fee is deducted from the redemption proceeds and cannot be paid separately. The redemption fee is credited to the assets of the Fund. The redemption fee does not apply to shares purchased with reinvested dividends or other distributions. To calculate the redemption fee, the Fund will use the first-in, first-out method to determine how long a shareholder has held shares of the Fund. This means that the Fund will assume that shares held by a shareholder for the longest period of time will be sold first.

The redemption fee applies to Fund shares purchased directly through the Fund or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include purchase and sale transactions placed on behalf of multiple investors. The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to a Fund. However, the Fund recognizes that due to operational and system limitations, financial intermediaries’ methods for tracing and calculating the fee may be inadequate or differ in some respects from those of the Fund. To the extent that a financial intermediary is unable to collect the redemption fee, the Fund may not be able to defray the expenses associated with short-term trades made by that financial intermediary’s customers.

The Fund reserves the right to waive the redemption fee, in its discretion, where the Fund believes that such waiver is in the best interests of the Fund. The Fund also may waive the redemption fee in circumstances where a financial intermediary’s systems are unable to properly assess the fee and for redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns, including:

•             Redemptions by participants in certain qualified retirement and deferred compensation plans and group annuity contracts;

•             Redemptions resulting from certain transfers upon the death of a shareholder;

•             Redemptions by certain pension plans as required by law or regulatory authorities;

•             Redemptions pursuant to a systematic withdrawal plan;

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•             Retirement loans and withdrawals; and

•             Redemptions in accounts participating in certain approved asset allocation programs.

Low Balance Accounts.

Class A and Class C Shares. If your total account balance falls below $1,000 due to withdrawals, then we may sell your shares of the Fund. We will inform you in writing 30 days prior to selling your shares. If you do not bring your total account balance up to $1,000 within 30 days, we may sell your shares and send you the proceeds. We will not sell your shares if your account value falls due to market fluctuations.

Institutional Class. If your total account balance falls below $250,000 due to withdrawals, your shares automatically may be converted to Class A Shares of the Fund. The Fund will inform you in writing 30 days prior to such conversion. The Fund will not convert your shares if your account value falls due to market fluctuations.

Redemption In-Kind. The Fund reserves the right to pay redemption proceeds to you in whole or in part by a distribution of securities from its portfolio. It is not expected that the Fund would do so except in unusual circumstances. To the extent that the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

Excessive Trading. The Fund is intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Fund’s investment program and create additional transaction costs that are borne by all shareholders. The Board of Trustees has adopted a policy regarding excessive trading.

The Fund discourages excessive, short-term trading and other abusive trading practices and the Fund may use a variety of techniques to monitor trading activity and detect abusive trading practices. In an effort to minimize harm to the Fund and its shareholders, the Fund reserves the right, in its sole discretion, to reject purchase orders from individuals or groups who, in the Fund’s view, are likely to engage in market timing or excessive trading and suspend the offering of Fund shares. The Fund reserves the right, in its sole discretion, to identify trading practices as abusive. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In particular, since Fund receives purchase and sale orders through financial intermediaries that use group or omnibus accounts, the Fund cannot always detect frequent trading. As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Electronic Delivery of Reports. Shareholders of all Direxion Funds can save paper by electing to receive their account documents by e-mail in place of paper copies. You may choose electronic delivery (“E-Delivery”) for Prospectuses, supplements, Annual and Semi-Annual Reports. To enroll in E-Delivery you can opt-in when completing a direct account Application with Direxion Funds. You can also register, cancel, change your e-mail address or change your consent options by logging onto www.direxioninvestments.com/edelivery.

Householding. In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Fund receives notice to stop householding, it will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Shareholder Inactivity. Under certain circumstances, if no activity occurs in an account within a time period specified by state law, your shares in the Fund may be transferred to that state.

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MANAGEMENT OF THE FUND

Rafferty provides investment services to the Fund. Rafferty manages the investment of the Fund’s assets consistent with its investment objective, policies and limitations. Rafferty has been managing mutual funds since June 1997. Rafferty is located at 1301 Avenue of the Americas (6th Avenue), 35th Floor, New York, New York 10019. As of April 30, 2015, the Adviser had approximately $[   ] billion in assets under management.

Under an investment advisory agreement between the Trust and Rafferty, the Fund pays Rafferty fees at an annualized rate of 0.90% based on a percentage of the Fund’s daily net assets.  For the fiscal period from September 16, 2013 through August 31, 2014, Hilton, as the Predecessor Fund’s adviser, received net management fees in the amount of 0.95% as a percentage of the Predecessor Fund’s average daily net assets.

Rafferty has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, Rafferty, has contractually agreed, in exchange for an annualized fee of 0.15% of the average daily net assets of each class of the Fund, to pay all expenses of the Fund as long as Rafferty is the adviser to the Fund, other than the following: management fees, distribution and/or service fees, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of a Fund.

Rafferty has retained Hilton to serve as Subadviser to the Fund under an investment subadvisory agreement.  Hilton is located at 1010 Franklin Avenue, Garden City, New York 11530.  Established in 2001, Hilton is an SEC-registered investment adviser that provides investment advisory services to private clients and institutions and has approximately $[   ] million in assets under management as of April 30, 2015.

Under an investment subadvisory agreement between RAM and Hilton, RAM, not the Fund, will pay Hilton a subadvisory fee at an annualized rate of 0.38% of the Fund’s average daily net assets.

A discussion regarding the basis on which the Board of Trustees approved the investment advisory and investment subadvisory agreements for the Fund is included in the Fund’s Semi-Annual Report for the fiscal period ended February 28, 2015.

As investment adviser, Rafferty oversees Hilton’s management of the Fund’s portfolio.  Under the investment subadvisory agreement, Hilton is responsible for the day-to-day operations, trading and asset allocation of the Fund.  William J. Garvey, C. Craig O’Neill and Alexander D. Oxenham of Hilton serve as the portfolio managers of the Fund.

William J. Garvey — Chief Investment Officer.  Mr. Garvey is the founder of Hilton Capital, LLC and has served as its Chief Investment Officer since 2001. During his thirty years on Wall Street, Mr. Garvey developed a unique investment process that serves as the core for the firm’s investment philosophy. Prior to founding Hilton Capital, LLC, Mr. Garvey established a Fixed Income Investment Advisory business at Ashland Management where he served as Head of Portfolio Management, and was also affiliated with Lehman Brothers where he concentrated on the Fixed-Income markets. Mr. Garvey has also been associated with Bache and Co., Dean Witter, and was a founding partner of William J. Garvey and Co., a member firm of the Comex. Mr. Garvey earned a BS from Fairfield University.

C. Craig O’Neill — President and Chief Executive Officer.  Mr. O’Neill is the President and CEO of Hilton Capital Management, LLC, serving in this capacity since 2010. Prior to joining Hilton Capital, from 2005 to 2010, Mr. O’Neill was a Managing Director at Rafferty Capital Markets, overseeing their Institutional Equity Sales and Trading as well as the Prime Brokerage group. Prior to Rafferty Capital, Mr. O’Neill was a partner at CDM LLC, an option specialist firm on the American Stock Exchange, where he served as a Senior Market Maker and Risk Manager. Mr. O’Neill is a graduate of Hobart College with a B.S. in Economics.

Alexander D. Oxenham — Senior Portfolio Manager. Mr. Oxenham joined Hilton Capital Management, LLC in 2011 from HSBC Private Bank in New York. At HSBC, Mr. Oxenham was a Senior Portfolio Manager and Voting Member on the HSBC Private Bank Investment Policy committee for the Americas’ region from 2007-2011. Prior

29

to HSBC, from 2003-2007, Mr. Oxenham worked in portfolio management for Mercantile Bankshares, Bankers Trust, Alex Brown/Brown Advisory and Bank of America. Mr. Oxenham holds a B.S. in International Business from the University of Maryland, College Park and an M.B.A. in Finance from American University, and is a CFA charter holder. Mr. Oxenham is also a member of the CFA Institute and the New York Society of Security Analysts.

The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities in the Fund.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Annual and Semi-Annual Reports will be available by contacting the Direxion Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling (800) 851-0511.

DISTRIBUTIONS AND TAXES

Distributions. The Fund distributes dividends from its net investment income at least annually. Net investment income generally consists of interest income and dividends received on investments, less expenses.

The Fund also distributes any realized net capital gains and net gains from foreign currency transactions, if any, at least annually. The Fund realizes capital gains mainly from sales of its portfolio assets for a profit.  A portion of the Fund’s distributions may also be characterized as a return of capital.  The Fund may invest up to 25% of its total assets in MLPs and a portion of the cash distributions received by the Fund from the MLPs in which it invests may be characterized as return of capital.  If, for any calendar year, the Fund’s total distributions exceed both current and accumulated earnings and profits, the excess will generally be treated as a return of capital for U.S. federal income tax purposes up to the amount of a shareholder’s tax basis in the Shares, reducing that basis accordingly, which will generally increase the shareholder’s potential gain, or reduce the shareholder’s potential loss, on any subsequent sale or other disposition of Fund shares.  The Fund cannot assure you as to what percentage, if any, of the distributions paid on Fund shares will consist of net capital gain, which is taxed at reduced rates for non-corporate shareholders, or return of capital.

Dividends and other distributions (collectively, “distributions”) will be reinvested in additional Fund shares of the distributing class automatically at that class’s NAV per share unless you request otherwise in writing or via telephone.  The Fund reserves the right, if you elect to receive distributions from the Fund by check and the U.S. Postal Service cannot deliver the check or the check remains uncashed for six months, to reinvest in your account the amount of the check, without interest, in additional Fund shares of the distributing class at the distributing class’s then-current NAV per share and to reinvest all subsequent distributions in shares of that class until an updated address is received. The check will not be held separate from the shares in your account.

Due to the pattern of purchases and redemptions in the Fund, the Fund’s total net assets may fluctuate significantly over the course of a year. Because the Fund may declare and pay distributions at any time, an investor may receive a distribution, which may be taxable, shortly after making an investment in the Fund.

Taxes. Federal income tax consequences of a distribution will vary depending on whether the distribution is from net investment income, net foreign currency gains, or net capital gains and, in the latter case, how long the Fund has held the assets the sale of which generated the gains, not how long you held your Fund shares. Distributions of net gains on sales of assets held for one year or less, and distributions of certain foreign currency gains, are taxed as dividends (that is, ordinary income). Distributions of gains on sales of assets held longer than one year (long-term capital gains), and distributions of other foreign currency gains are taxed at lower capital gains rates.

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The following table illustrates the potential tax consequences for taxable accounts (of individual shareholders):

Type of Transaction	Federal Tax Rate/Treatment*
Dividend (other than qualified dividend income (“QDI”) (see below)) distribution	Ordinary income rates
Distribution of QDI	Long-term capital gains rates
Distribution of net short-term capital gains	Ordinary income rates
Distribution of net long-term capital gains	Long-term capital gains rates
Redemption or exchange of Fund shares owned for more than one year	Long-term capital gain or loss
Redemption or exchange of Fund shares owned for one year or less	Gain is taxed at the same rates as ordinary income; loss is subject to special rules

*             Tax consequences for tax-deferred retirement accounts (such as 401(k) plan accounts and IRAs) or non-taxable shareholders will be different. You should consult your tax specialist for more information about your personal situation.

QDI consists of dividends the Fund receives from most U.S. corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding periods and other restrictions regarding the stock on which the dividends were paid. (Dividends received from other investment companies, including ETFs that are taxed as RICs, will only qualify for QDI treatment to the extent that the other investment company reports the qualifying portion to its shareholders in writing.) The Fund’s dividends attributable to its QDI are taxed to individual shareholders at long-term capital gains rates (see the next paragraph) for shareholders who satisfy those restrictions regarding their Fund shares. A portion of the Fund’s dividends (excluding dividends from foreign corporations) also may be eligible for the dividends-received deduction allowed to corporations, subject to similar restrictions.

Net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) an individual or certain other non-corporate shareholder realizes on a redemption or exchange of Fund shares is subject to federal income tax at a maximum rate of 15% or 20% for those non-corporate shareholders with taxable income exceeding certain thresholds.

If you are a non-retirement account shareholder of the Fund, then each year we will send you a Form 1099 that tells you the amount of Fund distributions you received for the prior calendar year, the tax status of those distributions and a list of reportable redemption transactions, including, for redeemed shares that were acquired after December 31, 2011 (“Covered Shares”), basis information and whether they had a short-term (one year or less) or long-term (more than one year) holding period. Normally, distributions are taxable in the year you receive them. However, any distributions declared in the last three months of a calendar year and paid in January of the following year generally are taxable as if received on December 31 of the year they are declared.

If you are a taxable non-corporate shareholder of the Fund and do not provide the Fund with your correct taxpayer identification number (normally your social security number), the Fund is required to withhold and remit to the IRS 28% of all dividends and other distributions and redemption proceeds (regardless of whether you realize a gain or loss) otherwise payable to you. If you are such a shareholder and otherwise are subject to backup withholding, the Fund also is required to withhold and remit to the IRS the same percentage of all dividends and other distributions otherwise payable to you. Any tax withheld may be applied against your tax liability when you file your tax return.

A shareholder’s basis in Covered Shares will be determined in accordance with the Fund’s default method, which currently is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method the Fund shareholder elects may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted basis method for their tax situation and to obtain more information about how the basis reporting law applies to them.

An individual must pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest, and net gains from the disposition of investment property (including dividends and capital gain distributions a Fund pays), or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers).

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This tax is in addition to any other taxes due on that income. A similar tax applies for those years to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.

MASTER/FEEDER OPTION

The Fund may in the future operate under a master/feeder structure. This means that the Fund would be a “feeder” fund that attempts to meet its investment objective by investing all or a portion of its investable assets in a “master” fund with the same investment objective. The “master” fund would purchase securities for investment. It is expected that any such investment company would be managed by Rafferty in substantially the same manner as the Fund that invests therein. If permitted by law at that time, the Board of Trustees may approve the implementation of such a structure for one or more Funds without seeking shareholder approval. However, the Trustees’ approval will be given only if the investment(s) in the master fund(s) is (are) in the best interests of the Fund and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. You also will receive a 30-day notice prior to the implementation of the master/feeder structure for your Fund.

INDEX DESCRIPTION

Please note that you cannot invest directly in an index, although you may invest in the underlying securities represented in the index. Index returns are adjusted to reflect the reinvestment of dividends on securities in the index but do not reflect the expenses of the Fund.

The Barclay’s Intermediate Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/BBB or higher) with maturities between one and ten years.

The S&P 500® Index is one of the most commonly used benchmarks for the overall U.S. Stock Market.  It is a market value weighted index and each stock’s weight is proportionate to its market value.

FINANCIAL HIGHLIGHTS

The Fund has adopted the financial statements of the Predecessor Fund.  The financial highlights table is intended to help you understand the financial performance of the shares of the Fund for the periods indicated.  Except for the six-month period from September 1, 2014, to February 28, 2015, the information set forth below has been derived from the financial statements which were audited by Ernst & Young LLP whose report, along with the Funds’ financial statements, is included in the Annual and Semi-Annual shareholder reports, which are available upon request and incorporated by reference into the Fund’s SAI.  Certain information reflects financial results for a single share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). Financial information (prior to the close of business on December 5, 2014) below represents the financial information of the Predecessor Fund when it was a series of Managed Portfolio Series.

[Insert Audited & Unaudited Financial Highlights — To be included by amendment]

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[DIREXION LOGO]

PROSPECTUS

1301 Avenue of the Americas (6th Avenue), 35th Floor                                            New York, New York 10019                                        (800) 851-0511

DIREXION HILTON TACTICAL INCOME FUND

Class A

Class C

Institutional Class

MORE INFORMATION ON THE DIREXION FUNDS

Statement of Additional Information (“SAI”):

The Fund’s SAI contains more information on the Fund and its investment policies. The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (“SEC”).

Annual and Semi-Annual Reports to Shareholders:

The Fund’s reports provide additional information on their investment holdings, performance data and a letter discussing the market conditions and investment strategies that significantly affected the Fund’s performance during that period.

To Obtain the SAI or Fund Reports Free of Charge:

Write to:	Direxion Funds
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

Call:	(800) 851-0511

By Internet:	www.direxioninvestments.com

These documents and other information about the Fund can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund may be viewed on screen or downloaded from the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Rafferty Capital Markets, LLC, Distributor

1010 Franklin Avenue, 3rd Floor

Garden City, New York 11530

SEC File Number: 811-08243

DIREXION FUNDS

STATEMENT OF ADDITIONAL INFORMATION

1301 Avenue of the Americas (6th Avenue), 35th Floor    New York, New York 10019    (800) 851-0511

DIREXION HILTON TACTICAL INCOME FUND

Class A (HCYAX)

Class C (      )

Institutional Class (HCYIX)

The Direxion Funds (the “Trust”) is a management investment company, or mutual fund, that offers shares of a variety of investment portfolios to the public.  This Statement of Additional Information (“SAI”) relates to the Class A Shares, Class C Shares and Institutional Class Shares of one of those portfolios, the Direxion Hilton Tactical Income Fund (the “Fund”).

This SAI, dated June 1, 2015, is not a prospectus.  It should be read in conjunction with the Fund’s Prospectus dated June 1, 2015 (“Prospectus”).  This SAI is incorporated by reference into the Prospectus.  In other words, it is legally part of the Prospectus.  To receive a copy of the Prospectus, without charge, write or call the Trust at the address or telephone number listed above.

Dated:  June 1, 2015

ii

REDEMPTIONS	40

Redemption In-Kind	40
Redemptions by Telephone	40
Receiving Payment	41
Redemption Fees	41
Anti-Money Laundering	41

EXCHANGE PRIVILEGE	42

SHAREHOLDER AND OTHER INFORMATION	42

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES	42

Dividends and other Distributions	42
Taxes	42

FINANCIAL STATEMENTS	46

APPENDIX A: DESCRIPTION OF CORPORATE BOND RATINGS	A-1

APPENDIX B: PROXY VOTING POLICIES AND PROCEDURES	B-1

iii

THE DIREXION FUNDS

The Trust is a Massachusetts business trust organized on June 6, 1997 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust currently consists of numerous separate series, one of which is included in this SAI.  Effective April 28, 2006, the Trust changed its name to Direxion Funds.  Prior to that date, the Trust was known as Potomac Funds.

The Hilton Yield Plus Fund was organized as a diversified series of Managed Portfolio Series on August 26, 2013 and commenced operations on September 16, 2013 (the “Predecessor Fund”). The Direxion Hilton Tactical Income Fund (the “Fund”) commenced operations on December 5, 2014.  Prior to that date, substantially all of the assets of the Predecessor Fund, which has the same portfolio managers as the Fund, were transferred to the Fund in a tax-free reorganization (the “Reorganization”).  The Reorganization was approved by shareholders of the Predecessor Fund and the Reorganization took place on December 5, 2014.  Hilton Capital Management, LLC previously served as the investment adviser to the Predecessor Fund.  As of the Reorganization, Rafferty Asset Management, LLC serves as the Fund’s investment adviser (“Rafferty” or “Adviser”) and Hilton Capital Management, LLC serves as the Fund’s subadviser (“Hilton” or “Subadviser”).

The Fund offers Class A Shares, Class C Shares and Institutional Class Shares.  Class A and Class C Shares are made available through your registered investment adviser, financial planner, broker-dealer or other financial intermediary (“Financial Advisor”).  Institutional Class Shares are made available through investment advisers, banks, trust companies or other authorized representatives without a sales charge.  Class A and Class C Shares are subject to a Rule 12b-1 fee.  The Institutional Class Shares pay no Rule 12b-1 fees.  The Fund is not suitable for purchase by active investors.  The Fund is intended for long-term investment purposes only and imposes a 1.00% redemption fee on Fund shares redeemed within thirty (30) days of the date of purchase.

CLASSIFICATION OF THE FUND

The Fund is a diversified series of the Trust pursuant to the 1940 Act.  The Fund is considered “diversified” because of the 75% of the Fund’s total assets (1) no more than 5% may be invested in the securities of a single issuer, and (2) the Fund may not hold more than 10% of the outstanding voting securities of a single issuer.

Since the Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended, (the “Code”), the Fund will limit its investment, excluding cash, cash items (including receivables), U.S. government securities and securities of other regulated investment companies, so that at the close of each quarter of the taxable year, (1) not more than 25% of the Fund’s total assets will be invested in the securities of a single issuer, and (2) with respect to 50% of its total assets, not more than 5% of the Fund’s total assets will be invested in the securities of a single issuer nor represent more than 10% of the issuer’s outstanding voting securities.

INVESTMENT POLICIES AND TECHNIQUES

The Fund primarily seeks income with a secondary investment objective of capital appreciation consistent with the preservation of capital.

This section provides a detailed description of the securities in which the Fund may invest to achieve its investment objective, the strategies it may employ and the corresponding risks of such securities and strategies.  The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money.  Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.  Both domestic and foreign equity markets could experience increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue.  The U.S. government has already taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.

Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide.  This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples.  It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices.  These events and possible continued market turbulence may have an adverse effect on the Fund.

Asset-Backed Securities

The Fund may invest in asset-backed securities of any rating or maturity.  Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement).  Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term.  The securities are then privately placed or publicly offered.  Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement.  Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets.  The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value.  Value is also affected if any credit enhancement has been exhausted.

Bank Obligations

Money Market Instruments.  The Fund may invest in bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”).  The Fund also may invest in high quality, short-term, corporate debt obligations, including variable rate demand notes, having terms-to-maturity of less than 397 days.  Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely the Fund’s ability to resell when it deems advisable to do so.

The Fund may invest in foreign money market instruments, which typically involve more risk that investing in U.S. money market instruments.  See “Foreign Securities” below.  These risks include, among others, higher brokerage commissions, less public information, and less liquid markets in which to sell and meet large shareholder redemption requests.

Bankers’ Acceptances.  Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods.  They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.”  The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.

Certificates of Deposit (“CDs”).  The FDIC is an agency of the U.S. government that insures the deposits of certain banks and savings and loan associations up to $250,000 per deposit.  The interest on such deposits may not be insured to the extent this limit is exceeded.  Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $250,000 or more without regard to the interest rate ceilings on other deposits.  To remain fully insured, these investments must be limited to $250,000 per insured bank or savings and loan association.

Commercial Paper.  Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof.  The Fund may invest in commercial paper rated A-l or A-2 by Standard & Poor’s® Ratings Group (“S&P®”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”), and in other lower quality commercial paper.

Corporate Debt Securities

The Fund may invest in investment grade corporate debt securities of any rating or maturity.  Investment grade corporate bonds are those rated BBB or better by S&P® or Baa or better by Moody’s.  Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics.  See Appendix A for a description of corporate bond ratings.  The Fund may also invest in unrated securities.

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies.  Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status.  Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations.  Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles.  For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk.  On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk.  Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.  Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.  The credit risk of a particular issuer’s debt security may vary based on its priority for repayment.  For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities.  This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities.  In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities.  Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise.  In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Cybersecurity Risk

Since the use of technology has become more prevalent in the course of business, the Fund may be more susceptible to operational risks through breaches in cybersecurity. A cybersecurity incident may refer to either intentional or unintentional events that allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or Fund service provider to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs.  Any of these results could have a substantial impact on the Fund. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Fund, such as trading, net asset value (“NAV”) calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions.  Cybersecurity incidents could cause the Fund or the Fund’s Adviser or distributor to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude.  They may also cause the Fund to violate applicable privacy and other laws. The Fund’s service providers have established risk management systems that seek to reduce the risks associated with cybersecurity, and business continuity plans in the event there is a cybersecurity breach. However, there is no guarantee that such efforts will succeed, especially since the Fund does not directly control the cybersecurity systems of the issuers of securities in which the Fund invests or the Fund’s third party service providers (including the Fund’s transfer agent and custodian).

Depositary Receipts

To the extent the Fund invests in stocks of foreign corporations, the Fund’s investment in such stocks may also be in the form of depositary receipts or other securities convertible into securities of foreign issuers. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (“ADRs”) are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.

Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

Fund investments in depositary receipts, which include ADRs, GDRs and EDRs, are deemed to be investments in foreign securities for purposes of the Fund’s investment strategy.

Equity Securities

Common Stocks.  The Fund may invest in common stocks.  Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied.  Common stocks generally have voting rights.  Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Convertible Securities.  The Fund may invest in convertible securities that may be considered high yield securities.  Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged.  While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.  The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.  While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.  When investing in convertible securities, the Fund may invest in the lowest credit rating category.

Preferred Stock.  The Fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.  When investing in preferred stocks, the Fund may invest in the lowest credit rating category.

Warrants and Rights.  The Fund may purchase warrants and rights, which are instruments that permit the Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock.  Warrants may be either perpetual or of limited duration, but they usually do not have voting rights or pay dividends.  The market price of warrants is usually significantly less than the current price of the underlying stock.  Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

Foreign Currencies

The Fund may invest directly and indirectly in foreign currencies.  Investments in foreign currencies are subject to numerous risks not least being the fluctuation of foreign currency exchange rates with respect to the U.S. Dollar.  Exchange rates fluctuate for a number of reasons.

Inflation.  Exchange rates change to reflect changes in a currency’s buying power.  Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

Trade Deficits.  Countries with trade deficits tend to experience a depreciating currency.  Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive and so reducing demand for its currency.

Interest Rates.  High interest rates may raise currency values in the short term by making such currencies more attractive to investors.  However, since high interest rates are often the result of high inflation, long-term results may be the opposite.

Budget Deficits and Low Savings Rates.  Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits.  Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation.  Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measures to cope with its deficits and debt.

Political Factors.  Political instability in a country can cause a currency to depreciate.  Demand for a certain currency may fall if a country appears a less desirable place in which to invest and do business.

Government Control.  Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements.  In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal.

The value of the Fund’s investments is calculated in U.S. Dollars each day that the New York Stock Exchange is open for business.  As a result, to the extent that the Fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. Dollar, the Fund’s NAV per share as expressed in U.S. Dollars (and, therefore, the value of your investment) should increase.  If the U.S. Dollar appreciates relative to the other currencies, the opposite should occur.

The currency-related gains and losses experienced by the Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. Dollars.  Gains or losses on shares of the Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. Dollars, in relation to the original U.S. Dollar purchase price of the shares.  The amount of appreciation or depreciation in the Fund’s assets also will be affected by the net investment income generated by the money market instruments in which the Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

The Fund may incur currency exchange costs when it sells instruments denominated in one currency and buys instruments denominated in another.

Currency Transactions.  The Fund conducts currency exchange transactions on a spot basis.  Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency.  The Fund also enters into forward currency contracts.  See “Options, Futures and Other Derivative Strategies” below.  A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

The Fund may invest in a combination of forward currency contracts and U.S. Dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument.  This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the Subadviser is trying to duplicate.  For example, the combination of U.S. Dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself.  Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

The Fund may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging).  Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the Fund in connection with the purchase and sale of portfolio securities.  Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

The Fund may use forward currency contracts for position hedging if consistent with its policy of trying to expose its net assets to foreign currencies.  The Fund is not required to enter into forward currency contracts for hedging purposes, and it is possible that the Fund may not be able to hedge against a currency devaluation that is so generally anticipated that the Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible, under certain circumstances, the Fund may have to limit its currency transactions to qualify as a RIC, a “regulated investment company” under Subchapter M of Chapter 1 of Subtitle A of the Code (“RIC”).

The Fund currently does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency.  If the Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If the Fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices.  If forward prices go down during the period between the date the Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy.  If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Since the Fund invests in money market instruments denominated in foreign currencies, it may hold foreign currencies pending investment or conversion into U.S. Dollars.  Although the Fund values its assets daily in U.S. Dollars, it does not convert its holdings of foreign currencies into U.S. Dollars on a daily basis. The Fund will convert its holdings from time to time, however, and incur the costs of currency conversion.  Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies.  Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, and offer to buy the currency at a lower rate if the Fund tries to resell the currency to the dealer.

Foreign Currency Options.  The Fund may invest in foreign currency-denominated securities and may buy or sell put and call options on foreign currencies.  The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter (“OTC”) market.  A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires.  A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires.  Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Foreign Currency Exchange-Related Securities.

Foreign currency warrants.  Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. Dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. Dollar as of the exercise date of the warrant.  Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.  Foreign currency warrants have been issued in connection with U.S. Dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace.  Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. Dollar depreciates against the value of a major foreign currency such as the Japanese yen or the Euro.  The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. Dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs.  In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.  The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”).  Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets.  The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal exchange rate linked securities.  Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. Dollar and a particular foreign currency at or about that time.  The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. Dollar, and is adversely affected by increases in the foreign exchange value of the U.S. Dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. Dollar and adversely impacted by increases in the value of foreign currency.  Interest payments on the securities are generally made in U.S. Dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market).  Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper.  Performance indexed paper (“PIPsSM”) is U.S. Dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements.  The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. Dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity).  The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. Dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Foreign Securities

The Fund may have both direct and indirect exposure through investments in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices to foreign securities.  In most cases, the best available market for foreign securities will be on exchanges or in OTC markets located outside the United States.

Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States.  Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a fund, political or financial instability or diplomatic and other developments that could affect such investments.  Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or to convert currency into U.S. Dollars.  There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises.  Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments.

Illiquid Investments and Restricted Securities

The Fund may purchase and hold illiquid investments.  The Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.  This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), which the Trust’s Board of Trustees (“Board” or “Trustees”) or Rafferty has determined under Board-approved guidelines are liquid.  The Fund does not currently anticipate investing in such restricted securities.

The term “illiquid investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investments.  Investments currently considered to be illiquid include:  (1) repurchase agreements not terminable within seven days; (2) securities for which market quotations are not readily available; (3) OTC options and their underlying collateral; (4) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand; (5) restricted securities not determined to be liquid pursuant to guidelines established by the Board; and (6) in certain circumstances, securities involved in swap, cap, floor or collar transactions.  The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement.  The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

The Fund may not be able to sell illiquid investments when Rafferty considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid.  In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid.  Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on NAV.

Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.  Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders.  An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund may be unable to dispose of such securities promptly or at reasonable prices.

Initial Public Offerings

The Fund may invest in securities offered companies in initial public offerings (“IPOs”).  Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time.  This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs.  By selling IPO shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders.  Companies that offer securities in IPOs tend to typically have small market capitalizations and therefore their securities may be more volatile and less liquid than those issued by larger companies.  Certain companies offering securities in an IPO may have limited operating experience and, as a result face a greater risk of business failure.

Junk Bonds

The Fund may invest in lower-rated debt securities, including securities in the lowest credit rating category, of any maturity, otherwise known as “junk bonds.”

Junk bonds generally offer a higher current yield than that available for higher-grade issues.  However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates.  During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion.  At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties.  As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default.  There can be no assurance that such declines will not recur.

The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets.  Adverse publicity and investor perceptions, whether based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.  Changes by recognized rating services in their ratings of a fixed-income security may affect the value of these investments.  The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase.  However, Rafferty will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund’s investment objective.

Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities.  A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae®” or “GNMA”), Federal National Mortgage Association (“Fannie Mae©” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac©” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgaged backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provide certain guarantees. The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.  The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”).  Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities.  Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid.  Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis.  The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways.  Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities.  The Fund will only invest in SMBS that are obligations-backed by the full faith and credit of the U.S. government.  SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets.  The Fund will only invest in SMBS whose mortgage assets are U.S. government obligations.  A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal.  If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities.  The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk.  Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield.  Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower.  Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise.  Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.  Market risk reflects the risk that the price of a security may fluctuate over time.  The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue.  In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.  Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations.  Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government.  The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.  With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Municipal Obligations

The Fund may invest in municipal obligations.  Municipal securities are fixed income securities issued by states, counties, cities and other political subdivisions and authorities. Although most municipal securities are exempt from federal income tax, municipalities also may issue taxable securities. Tax-exempt securities are generally classified by their source of payment.  In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality of the issuers.  The credit quality of a municipal obligation can be affected by, among other factors:  a) the financial condition of the issuer or guarantor; b) the issuer’s future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security.  Because municipal obligations are generally traded OTC, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security.  The liquidity of some municipal issues can be enhanced by demand features, which enable the Fund to demand payment from the issuer or a financial intermediary on short notice.

Options, Futures and Other Derivative Strategies

General. The Fund may use certain options (traded on an exchange or OTC, or otherwise), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes or to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, the Fund’s ability to use Financial Instruments will be limited by tax considerations. See “Dividends, Other Distributions and Taxes.” Pursuant to a claim for exemption filed with the National Futures Association, the Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act (the “CEA”).  However, the registration exclusion was amended in February 2012, and such amendments took effect on April 24, 2012.

Under current CFTC regulations, if the Fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC) the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) may not exceed 5% of a fund’s NAV, or alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions).

The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operation and/or change the competitive landscape. In this regard, any further amendment to the CEA or its related regulations that subject the Fund to additional regulation may have adverse impacts on the Fund’s operations and expenses.

In addition to the instruments, strategies and risks described below and in the Prospectus, Rafferty may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as Rafferty develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. Rafferty may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities. The Fund’s Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1)         Successful use of most Financial Instruments depends upon Rafferty’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by Rafferty may still not result in a successful transaction. Rafferty may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2)         Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3)         As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(4)         Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.

Cover. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, the U.S. Bancorp Fund Services, LLC (“USBFS”), in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover or accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange® (“CBOE®”), the Exchange and other exchanges, as well as the OTC markets.

By buying a call option on a security, the Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, the Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, the Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from which it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500® Composite Stock Index, the NYSE Composite Index or the AMEX® Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

The Exchange has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by

Rafferty are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of listed options that the Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Forward Contracts. The Fund may enter into equity, equity index or interest rate forward contracts for purposes of attempting to gain exposure to an index or group of securities without actually purchasing these securities, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. Because they are two-party contracts and may have terms greater than seven days, forward contracts may be considered to be illiquid for the Fund’s illiquid investment limitations. The Fund will not enter into any forward contract unless Rafferty believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.

Futures Contracts and Options on Futures Contracts. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If the Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether the Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of the Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. The Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures commission merchant. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

Combined Positions. The Fund may purchase and write options in combination with each other. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Other Investment Companies

Open-end and Closed-end Investment Companies.  The Fund may invest in the securities of other investment companies, including open- and closed-end funds, and in exchange-traded funds (“ETF”). Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations.

The Fund intends to limit its investments in securities issued by other investment companies in accordance with the 1940 Act. Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.

If the Fund invests in investment companies pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.

Shares of another investment company or ETF that has received exemptive relief from the SEC to permit other funds to invest in the shares without these limitations are excluded from such restrictions to the extent that the Fund has complied with the requirements of such orders. To the extent that the Fund invests in open-end or closed-end investment companies that invest primarily in the securities of companies located outside the United States, see the risks related to foreign securities set forth above.

Exchange-Traded Products. The Fund may invest in ETFs, which are registered investment companies, partnerships or trusts that are bought and sold on a securities exchange. The Fund may also invest in exchange-traded notes (“ETN”), which are structured debt securities. Additionally, the Fund may invest in swap agreements referencing ETFs. Whereas ETFs’ liabilities are secured by their portfolio securities, ETNs’ liabilities are unsecured general obligations of the issuer. Most ETFs and ETNs are designed to track a particular market segment or index. ETFs and ETNs share expenses associated with their operation, typically including, with respect to ETFs, advisory fees. When the Fund invests in an ETF or ETN, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETF’s or ETN’s expenses. The risks of owning an ETF or ETN generally reflect the risks of owning the underlying securities the ETF or ETN is designed to track, although lack of liquidity in an ETF or ETN could result in it being more volatile than the underlying portfolio of securities. If the Fund invests in ETFs or swap agreements referencing ETFs, the underlying ETFs may not necessarily track the same index as the Fund. In addition, because of ETF or ETN expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF or ETN. The value of an ETN security should also be expected to fluctuate with the credit rating of the issuer.

Money Market Funds. Money market funds are open-end registered investment companies which have historically traded at a stable $1.00 per share price. In July 2014, the SEC adopted amendments to money market fund regulations (“2014 Amendments”) intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors.  In general, the 2014 Amendments require money market funds that do not meet the definitions of a retail money market fund or government money market fund to transact at a floating NAV per share (similar to all other non-money market mutual funds), instead of at a $1 stable share price, as has traditionally been the case.  The 2014 Amendments also permit all money market funds to impose liquidity fees and redemption gates for use in times of market stress.  The SEC also adopted additional diversification, stress testing, and disclosure measures.  The 2014 Amendments represent significant departures from the traditional operation of money market funds and the impact that these amendments might have on money market funds is unclear; however, any impact on the trading and value of money market instruments as a result of the 2014 Amendments may negatively affect the Fund’s yield and return potential.  The 2014 Amendments generally are not effective until October 2016.

Real Estate Investment Trusts (“REITs”)

The Fund may make investments in REITs. REITs include equity, mortgage and hybrid REITs. Equity REITs own real estate properties, and their revenue comes principally from rent. Mortgage REITs loan money to real estate owners, and their revenue comes principally from interest earned on their mortgage loans. Hybrid REITs combine characteristics of both equity and mortgage REITs. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow. The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify as a pass-through entity under the federal tax law, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.

Real Estate Operating Companies

The Fund may make investments in Real Estate Operating Companies (“REOCs”).  A REOC is typically structured as a “C” corporation under the tax code and is not required to distribute any portion of its income. A REOC, therefore, does not receive the same favorable tax treatment that is accorded a REIT. In addition, the value of the Fund’s securities issued by REOCs may be adversely affected by income streams derived from businesses other than real estate ownership.

Repurchase Agreements

The Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities.  Repurchase agreements generally are for a short period of time, usually less than a week. Under a repurchase agreement, the Fund purchases a U.S. government security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later.  The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the Fund’s holding period.  While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year.  Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments.  The Fund may not enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.  See “Illiquid Investments and Restricted Securities” above.

The Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement.  In the event of default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by the Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to repurchase the security.  If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral.  In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited.

Royalty Trusts

The Fund intends to invest in U.S. royalty trusts. U.S. royalty trusts are generally not subject to U.S. federal corporate income taxation at the trust or entity level. Instead, each unit holder of the U.S. royalty trust is required to take into account its share of all items of the U.S. royalty trust’s income, gain, loss, deduction and expense. It is possible that the Fund’s share of taxable income from a U.S. royalty trust may exceed the cash actually distributed to it from the U.S. royalty trust in a given year. In such a case, the Fund will have less after-tax cash available for distribution to shareholders.

The Fund’s allocable share of certain percentage depletion deductions and intangible drilling costs of the U.S. royalty trusts in which the Fund invests may be treated as items of tax preference for purposes of calculating the Fund’s alternative minimum taxable income.  Such items will increase the Fund’s alternative minimum taxable income and increase the likelihood that it may be subject to the alternative minimum tax.

Unrated Debt Securities

The Fund may also invest in unrated debt securities.  Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market.  Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds.  The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

U.S. Government Securities

The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”) in pursuit of its investment objective, in order to deposit such securities as initial or variation margin, as “cover” for the investment techniques they employ, as part of a cash reserve and for liquidity purposes.

U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. government.  Not all U.S. government securities are backed by the full faith and credit of the United States.  Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality.  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. government securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years).  All such Treasury securities are backed by the full faith and credit of the United States.  U.S. government agencies and instrumentalities that issue or guarantee securities include the Federal Housing Administration, Fannie Mae©, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, Ginnie Mae®, the General Services Administration, the Central Bank for Cooperatives, Freddie Mac©, the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association (“Sallie Mae©”).

In September 2008, the U.S. Treasury Department (“U.S. Treasury”) and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae® and Freddie Mac® had been placed in conservatorship. Since that time, Fannie Mae® and Freddie Mac® have received significant capital support through U.S. Treasury preferred stock purchases, as well as U.S. Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). The FHFA and the U.S. Treasury (through its agreement to purchase Fannie Mae® and Freddie Mac® preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the MBS purchase programs ended in 2010, the U.S. Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. From the end of 2007 through the first quarter of 2014, Fannie Mae® and Freddie Mac® required U.S. Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, they have repaid approximately $203 billion in senior preferred dividends to the U.S. Treasury over the same period.  Fannie Mae® and Freddie Mac® ended the second quarter of 2014 with positive net worth and, as a result, neither required a draw from the U.S. Treasury.  In April 2014, FHFA projected that Fannie Mae and Freddie Mac would require no additional draws from Treasury through the end of 2015.  However, FHFA also conducted a stress test mandated by the Dodd-Frank Act, which suggested that in a “severely adverse scenario” additional Treasury support of between $84.4 billion and $190 billion (depending on the treatment of deferred tax assets) might be required.  Nonetheless, no assurance can be given that the Federal Reserve or the U.S. Treasury will ensure that Fannie Mae® and Freddie Mac® remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

In addition, the problems faced by Fannie Mae® and Freddie Mac®, resulting in their being placed into federal conservatorship and receiving significant U.S. government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act (“TCCA”) of 2011 which, among other provisions, requires that Fannie Mae® and Freddie Mac® increase their single-family guaranty fees by at least 10 basis points and remit this increase to Treasury with respect to all loans acquired by Fannie Mae® or Freddie Mac® on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether Fannie Mae® and Freddie Mac® should be nationalized, privatized, restructured, or eliminated altogether. Fannie Mae reported in the second quarter of 2014 that there was “significant uncertainty regarding the future of our company, including how long the company will continue to exist in its current form, the extent of our role in the market, what form we will have, and what ownership interest, if any, our current common and preferred stockholders will hold in us after the conservatorship is terminated and whether we will continue to exist following conservatorship.”  Freddie Mac faces similar uncertainty about its future role. Fannie Mae® and Freddie Mac® also are the subject of several continuing legal actions and investigations over certain accounting, disclosure, or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation.  Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields.  The market value of U.S. government securities generally varies inversely with changes in the market interest rates.  An increase in interest rates, therefore, generally would reduce the market value of the Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of the Fund’s portfolio investments in these securities.

When-Issued Securities

The Fund may enter into firm commitment agreements for the purchase of securities on a specified future date.  The Fund may purchase, for example, new issues of fixed-income instruments on a when-issued basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of transaction.  The Fund will not purchase securities on a when-issued basis if, as a result, more than 15% of its net assets would be so invested.  If the Fund enters into a firm commitment agreement, liability for the purchase price and the rights and risks of ownership of the security accrue to the Fund at the time it becomes obligated to purchase such security, although delivery and payment occur at a later date.  Accordingly, if the market price of the security should decline, the effect of such an agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment.  During the time the Fund is obligated to purchase such a security, it will be required to segregate assets with an approved custodian in an amount sufficient to settle the transaction.

Zero-Coupon Securities

The Fund may invest in zero-coupon securities of any rating or maturity.  Zero-coupon securities make no periodic interest payment but are sold at a deep discount from their face value, otherwise known as “original issue discount” or “OID.”  The buyer earns a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.  The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality.  If the issuer defaults, the Fund may not receive any return on its investment.  Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities.  Since zero-coupon security holders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than securities paying interest on a current basis.  When interest rates fall, zero-coupon securities rise more rapidly in value because the securities reflect a fixed rate of return.  Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments.

An investment in zero-coupon securities may cause the Fund to recognize income and be required to make distributions thereof to shareholders before it receives any cash payments on its investment.  See “Dividends, Other Distributions and Taxes — Income from Zero Coupon Securities.”  Thus, the Fund could be required at times to liquidate other investments to satisfy distribution requirements.

Other Investment Risks and Practices

Borrowing.  The Fund may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.  Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed.  If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.  The Subsidiaries will comply with these asset coverage requirements to the same extent as the Direxion Indexed Commodity Strategy Fund and the Direxion Indexed Managed Futures Strategy Fund.

Lending Portfolio Securities.  The Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets to brokers, dealers, and financial institutions.  Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing any combination of short-term government securities and cash as collateral with the Fund.  The collateral must be equal to at least 100% of the market value of the loaned securities, which will be marked to market daily.  While the Fund’s portfolio securities are on loan, the Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the collateral or fee income if the loan is otherwise collateralized.  The Fund may invest the interest received and the collateral, thereby earning additional income.  Loans would be subject to termination by the lending Fund on a four-business days’ notice or by the borrower on a one-day notice.  Borrowed securities must be returned when the loan is terminated.  Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and that Fund’s shareholders.  A lending Fund may pay reasonable finders, borrowers, administrative and custodial fees in connection with a loan.  The Fund currently has no intention of lending its portfolio securities.

Portfolio Turnover.  The Trust anticipates that the Fund’s annual portfolio turnover will vary.

The Fund’s portfolio turnover rate is calculated by the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year.  Based on this calculation, instruments that have terms-to-maturity of less than 397 days are excluded from the portfolio turnover rate.  Such instruments generally would include futures contracts and options, since such contracts generally have terms-to-maturity of less than 397 days.  In any given period, all of the Fund’s investments may have terms-to-maturity of less than 397 days; in that case, the portfolio turnover rate for that period would be equal to zero.  However, the Fund’s portfolio turnover rate, calculated with all securities that have terms-to-maturity of less than 397 days is anticipated to be unusually high.

High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.  Such sales also may result in adverse tax consequences to the Fund’s shareholders from the Fund’s distributions to them of any net capital gains recognized as a result of the sales.  The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s after-tax performance.

INVESTMENT RESTRICTIONS

In addition to the investment policies and limitations described above and described in the Prospectus, the Trust, on behalf of the Fund has adopted the following investment limitations, which are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of the Fund.  Under the 1940 Act, a “vote of the majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares of the Fund present at a shareholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.  Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions.  If at any time the Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation.

The Fund shall not:

1.                                      Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions, reverse repurchase agreements, purchasing securities on a when-issued, delayed delivery or forward delivery basis or short sales in accordance with its objectives and strategies;

2.                                      Underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act);

3.                                      Purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);

4.                                      Purchase or sell physical commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities;

5.                                      Make loans of money (except for the lending of the Fund’s portfolio securities, repurchase agreements and purchases of debt securities consistent with the investment policies of the Fund);

6.                                      Invest in the securities of any one industry or group of industries if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of such industry or group of industries, except that the foregoing does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; or

7.                                      With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or, to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, securities of other investment companies) if, as a result, (1) more than 5% of the Fund’s total assets would be invested in the securities of that issuer; or (2) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The following lists the non-fundamental investment restriction applicable to the Fund.  This restriction can be changed by the Board of Trustees, but the change will only be effective after prior written notice is given to shareholders of the Fund.

The Fund may not hold more than 15% of the value of its net assets in illiquid securities.  Illiquid securities are those securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued them.  Illiquid securities may include restricted securities not determined by the Board of Trustees to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice.

Except with respect to borrowing and investments in illiquid securities, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.  With respect to borrowing, if at any time the Fund’s borrowings exceed one-third of its total assets

(including the amount borrowed) less liabilities (other than borrowings), such borrowings will be reduced within three days, (not including Sundays and holidays) or such longer period as may be permitted by the 1940 Act, to the extent necessary to comply with the one-third limitation.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Trustees, Rafferty is responsible for decisions to buy and sell securities for the Fund, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any.  Rafferty expects that the Fund may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty.

In effecting portfolio transactions for the Fund, Rafferty seeks to receive the closing prices of securities that are in line with those of the securities included in the applicable index and seeks to execute trades of such securities at the lowest commission rate reasonably available.  With respect to agency transactions, Rafferty may execute trades at a higher rate of commission if reasonable in relation to brokerage and research services provided to the Fund or Rafferty. Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.  The Fund believes that the requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and Rafferty from obtaining a high quality of brokerage and research services.  In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

Rafferty may use research and services provided to it by brokers in servicing the Fund; however, not all such services may be used by Rafferty in connection with the Fund.  While the receipt of such information and services is useful in varying degrees and generally would reduce the amount of research or services otherwise performed by Rafferty, this information and these services are of indeterminable value and would not reduce Rafferty’s investment advisory fee to be paid by the Fund.

Purchases and sales of U.S. government securities normally are transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals.  Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

The Predecessor Fund paid $48,361 in aggregate brokerage commissions for the fiscal period from its commencement of operations on September 16, 2013 through August 31, 2014.

PORTFOLIO HOLDINGS INFORMATION

The Trust maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the Fund’s portfolio investments to ensure that such disclosure is in the best interests of the Fund’s shareholders.  In adopting the policies, the Board considered actual and potential material conflicts that could arise between the interest of Fund shareholders, the Adviser, the Subadviser, the Fund’s distributor, or any other affiliated person of the Fund.  Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

From time to time, rating and ranking organizations such as Standard & Poor’s® and Morningstar®, Inc. may request complete portfolio holdings information in connection with rating the Fund.  Similarly, pension plan sponsors, consultants and/or other financial institutions may request a complete list of portfolio holdings in order to assess the risks of the Fund’s portfolio along with related performance attribution statistics.  The Trust believes that these third parties have legitimate objectives in requesting such portfolio holdings information.  To prevent such parties from potentially misusing the complete portfolio holdings information, the Fund will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of approximately 60 days.  In addition, the Fund’s President or Chief Compliance Officer (“CCO”) may grant exceptions to permit additional disclosure of the complete portfolio holdings information at differing times and with differing lag times to rating agencies and to the parties noted above, provided that (1) the recipient is subject to a confidentiality agreement; (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Fund and will not use the information to facilitate or assist in any investment program; and (3) the recipient will not provide access to third parties to this information.  The CCO shall report any disclosures made pursuant to this exception to the Board.

In addition, the Fund’s service providers, such as custodian, administrator, transfer agent, distributor, legal counsel and independent registered public accounting firm may receive portfolio holdings information in connection with their services to the Fund.  In no event shall the Adviser or Subadviser, their affiliates or employees, or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

In the event a portfolio holdings disclosure made pursuant to the policies presents a conflict of interest between the Fund’s shareholders and the Adviser or Subadviser, the Fund’s distributor and their affiliates or employees and any affiliated person of the Fund, the disclosure will not be made unless a majority of the Board members who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”) approves such disclosure.

MANAGEMENT OF THE TRUST

The Board of Trustees

The Trust is governed by its Board of Trustees (the “Board”).  The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund’s investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts, as well as the stated policies of the Fund.  The Board oversees the Trust’s officers and service providers, including Rafferty, which is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board.  In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including personnel from Rafferty and U.S. Bancorp Fund Services, LLC (“USBFS”).  The Board also is assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel and other professionals as appropriate.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund.  Rafferty, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management for the Fund.  The Board, in the exercise of its reasonable business judgment performs its risk management oversight directly and, as to certain matters, through its committees (described below) and through the Independent Trustees.  The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Fund.

The Board has adopted, and periodically reviews, policies and procedures designed to address risks to the Trust and the Fund.  In addition, under the general oversight of the Board, Rafferty and other service providers to the Fund have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Fund.  Different processes, procedures and controls are employed with respect to different types of risks.

The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons.  The Trust’s CCO and senior officers of Rafferty and USBFS regularly report to the Board on a range of matters, including those relating to risk management.  The Board also regularly receives reports from Rafferty and USBFS with respect to the Fund’s investments.  In addition to regular reports from these parties, the Board also receives reports regarding other service providers to the Trust, either directly or through Rafferty, USBFS or the CCO, on a periodic or regular basis.  At least annually, the Board receives a report from the CCO regarding the effectiveness of the Fund’s compliance program.  Also, on an annual basis, the Board receives reports, presentations and other information from Rafferty in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with Rafferty and the Trust’s distribution plan under Rule 12b-1 under the 1940 Act.

The CCO also reports regularly to the Board on Fund valuation matters.  In addition, the Audit Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters.  On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Fund’s compliance program.

Board Structure and Related Matters

Independent Trustees constitute two-thirds of the Board.  The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee.  The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee and the Qualified Legal Compliance Committee.  For example, the Audit Committee is responsible for specific matters related to oversight of the Fund’s independent auditors, subject to approval of the Audit Committee’s recommendations by the Board.  The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations.  The Chairman of the Board is not an Independent Trustee and the Board has chosen not to have a lead Independent Trustee.  However, the Board believes that its leadership structure, including its Independent Trustees and Board committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Fund the number of funds overseen by the Board, the arrangements for the conduct of the Fund’s operations, the number of Trustees, and the Board’s responsibilities.  On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of funds in the complex.

The Trust is part of the Direxion Family of Investment Companies, which is comprised of the [   ] portfolios within the Direxion Insurance Trust, [   ] portfolios within the Direxion Funds and [   ] portfolios within Direxion Shares ETF Trust.  The same persons who constitute the Board also constitute the Board of Trustees of the Direxion Insurance Trust and the Direxion Shares ETF Trust.

The Board holds four regularly scheduled in-person meetings each year.  The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings.  During a portion of each in-person meeting, the Independent Trustees meet outside of management’s presence.  The Independent Trustees may hold special meetings, as needed, either in person or by telephone.

The Trustees of the Trust are identified in the tables below, which provide information regarding their age, business address and principal occupation during the past five years including any affiliation with Rafferty, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust as of December 31, 2014.  Each of the Trustees of the Trust also serve on the Board of the Direxion Insurance Trust and Direxion Shares ETF Trust, the other registered investment companies in the Direxion mutual fund complex. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas (6th Avenue), 35th Floor, New York, New York 10019.

Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(1) Age: 46	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Rafferty, 1999-present.	[ ]	None.

Eric W. Falkeis(2) Age: 41	Trustee	Lifetime of Trust until removal or resignation; Since 2014

Chief Operating Officer, since April 2014, Rafferty Asset Management, LLC; formerly, President Rafferty Asset Management, LLC, March 2013 – April 2014; formerly, Senior Vice President, USBFS, September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013; Vice President, USBFS, 1997-2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).

				[ ]	Trustee, Professionally Managed Portfolios (45 Funds).

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 71	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Retired, Since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	[ ]	None.

John A. Weisser Age: 73	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc., 1971-1995, most recently as Managing Director.	[ ]

Director, The MainStay Funds Trust (39 Funds), The MainStay Funds (12 Funds), MainStay VP Fund Series (29 Funds), Mainstay Defined Term Municipal Opportunities Fund (1 Fund); Private Advisors Alternative Strategy Fund (1 Fund); Private Advisors Alternative Strategies Master Fund (1 Fund).

David L. Driscoll Age: 45	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	[ ]	None.

Jacob C. Gaffey Age: 67	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	[ ]	Director, Costa, Inc. (formerly A.T. Cross, Inc.).

(1)                           Mr. O’Neill is affiliated with Rafferty. Mr. O’Neill is the Managing Director of Rafferty and owns a beneficial interest in Rafferty.

(2)                           Mr. Falkeis is affiliated with Rafferty.  Mr. Falkeis is the Chief Operating Officer of Rafferty.

(3)                           The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public [   ] of the [   ] funds registered with the SEC, the Direxion Funds which, as of the date of

this report, offers for sale to the public [   ] portfolios and the Direxion Insurance Trust which, as of the date of this report, offers for sale [   ] of the [   ] funds registered with the SEC.

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Daniel D. O’Neill:  Mr. O’Neill has extensive experience in the investment management business, including as managing director of Rafferty.  Mr. O’Neill has been the Managing Director of Rafferty since 1999.

Eric W. Falkeis:  Mr. Falkeis has extensive experience in the financial services business.  He is a certified public accountant.  Prior to joining Rafferty in 2013, Mr. Falkeis was Chief Financial Officer and Senior Vice President of USBFS.  USBFS provides fund administration, fund accounting and transfer agency services to registered investment companies and non-registered investment companies.  Mr. Falkeis is currently the Chief Operating Officer of Rafferty.

Gerald E. Shanley III:  Mr. Shanley has extensive audit experience and spent ten years in the tax practice of an international public accounting firm.  He is a certified public accountant and has a JD degree.  He has extensive business experience as the president of a closely held manufacturing company, a director of several closely held companies, a business and tax consultant and a trustee of a private investment trust.  He has served on the boards of several charitable and not for profit organizations.  He also has multiple years of service as a Trustee.

John A. Weisser:  Mr. Weisser has extensive experience in the investment management business, including as managing director of an investment bank and a director of other registered investment companies.  He also has multiple years of service as a Trustee.

David L. Driscoll has extensive experience with risk assessment and strategic planning as a partner and manager of various real estate partnerships and companies.

Jacob C. Gaffey has extensive experience with providing investment banking and valuation services to various companies.  Mr. Gaffey has been a director and a member of an audit committee of a public company since 2011.

Board Committees

The Trust has an Audit Committee, consisting of Messrs. Weisser, Shanley, Driscoll and Gaffey.  The members of the Audit Committee are Independent Trustees.  The primary responsibilities of the Trust’s Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the auditors); the supervision of investigations into matters relating to audit matters; the review with the independent registered public accounting firm of the results of audits; and addressing any other matters regarding audits.  The Audit Committee met four times during the Trust’s most recent fiscal year.

The Trust also has a Nominating and Governance Committee, consisting of Messrs. Weisser, Shanley, Driscoll and Gaffey, each of whom is an Independent Trustee.  The primary responsibilities of the Nominating and Governance Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates.  The Nominating and Governance Committee will consider nominees recommended by shareholders.  Such recommendations should be in writing and addressed to the Fund with attention to the Nominating and Governance Committee Chair.  The recommendations must include the following Preliminary Information regarding the nominee: (1) name; (2) date of birth; (3) education; (4) business professional or other relevant experience and areas of expertise; (5) current business and home addresses and contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance.  The Nominating and Governance Committee did not meet during the Trust’s most recent fiscal year.

The Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Weisser, Shanley, Driscoll and Gaffey.  The members of the Qualified Legal Compliance Committee are Independent Trustees of the Trust.  The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report (“Report”) made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee or agent of the Trust.  The Qualified Legal Compliance Committee did not meet during the Trust’s most recent fiscal year.

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business.  Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas (6th Avenue), 35th Floor, New York, New York 10019.  As of the date of this SAI, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Principal Officers of the Trust

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(1) Age: 46	Chief Executive Officer and Chief Investment Officer	One Year; Since 2006	Managing Director of Rafferty, 1999-present.	[ ]	N/A

Eric W. Falkeis(2) Age: 41	Principal Executive Officer	One Year; Since 2014

Chief Operating Officer, since April 2014, Rafferty Asset Management, LLC; formerly, President, Rafferty Asset Management, LLC, March 2013 – April 2014; formerly, Senior Vice President, USBFS, September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013; Vice President, USBFS, 1997-2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).

				[ ]	Trustee, Professionally Managed Portfolios (45 Funds).

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Brian Jacobs Age: 54	President	One Year; Since 2014

President, since April 2014, Rafferty Asset Management, LLC; formerly, Managing Partner, Jacobs Strategic Consulting (2012-2014); formerly, Chief Executive Officer, Hatteras Funds (2010-2012); formerly, Chief Distribution Officer, Baron Capital (2009); formerly, Managing Director, Allianz Global Investors (2000-2008).

				N/A	Formerly, Board Member, Wheelhouse Analytics; formerly, Board Member, Raise Hope Foundation.

Patrick J. Rudnick Age: 41	Principal Financial Officer and Assistant Secretary	One Year; Since 2010

Senior Vice President and Principal Financial Officer, Rafferty Asset Management, LLC, since March 2013; formerly Vice President, USBFS (2006-2013); formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).

				N/A	N/A

Angela Brickl Age: 38	Chief Compliance Officer Secretary	One Year; Since 2012 One Year; Since 2011

General Counsel and Chief Compliance Officer, Rafferty Asset Management, LLC, since October 2010; Summer Associate at Skadden, Arps, Slate, Meagher & Flom, LLP, May – August 2009; Summer Associate at Foley & Lardner, LLP May - August 2008; Vice President USBFS November 2003 – August 2007.

				N/A	N/A

(1)             Mr. O’Neill serves as Chairman of the Board of Trustees of the Direxion Funds, Direxion Insurance Trust and Direxion Shares ETF Trust.

(2)             Mr. Falkeis serves as a Trustee of the Direxion Funds, Direxion Insurance Trust and Direxion Shares ETF Trust.

(3)             The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public [    ] of the [   ] funds registered with the SEC, the Direxion Funds which, as of the date of

this report, offers for sale to the public [   ] portfolios and the Direxion Insurance Trust which, as of the date of this report, offers for sale [   ] of the [   ] funds registered with the SEC.

No Trustee owned Shares of the Fund as of the calendar year ended December 31, 2014.

The following table shows the amount of equity securities owned in the Direxion Family of Investment Companies by the Trustees as of the calendar year ended December 31, 2014:

Dollar Range of Equity Securities Owned:	Interested Trustee:		Independent Trustees:
	Daniel D. O’Neill	Eric W. Falkeis	Gerald E. Shanley III	John A. Weisser	David L. Driscoll	Jacob C. Gaffey
Dollar Range of Equity Securities in the Fund	$0	$50,001-$100,000	$0	$0	$0	$0
Aggregate Dollar Range of Equity Securities in the Direxion Family of Investment Companies(1)	Over $100,000	$50,001-$100,000	$0	$1 - $10,000	$0	$0

(1)             The Direxion Family of Investment Companies consists of the Direxion Funds which, as of the date of this SAI, offers for sale to the public [   ] portfolios, the Direxion Insurance Trust which, as of the date of this SAI, offers for sale [   ] of the [   ] funds registered with the SEC and the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public [   ] of the [   ] funds registered with the SEC.

The Trust’s Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law.  However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

No officer, director or employee of Rafferty receives any compensation from the Trust for acting as a Trustee or officer of the Trust.

The following table shows the compensation earned by each Trustee for the Trust’s fiscal year ended August 31, 2014.

Name of Person, Position	Aggregate Compensation From the Fund(1)	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(2)

Interested Trustees

Daniel D. O’Neill	$0	$0	$0	$0

Eric W. Falkeis(2)	$0	$0	$0	$0

Independent Trustees

Gerald E. Shanley III	$0	$0	$0	$100,000

John A. Weisser	$0	$0	$0	$100,000

David L. Driscoll(2)	$0	$0	$0	$0

Jacob C. Gaffey(2)	$0	$0	$0	$0

(1)             For the fiscal year ended August 31, 2014, trustees’ fees and expenses in the amount of $75,000 were incurred by the Trust.  Because the Fund Reorganized into the Trust as of December 5, 2014, the Trustees did not receive compensation from the Fund for the fiscal year ended August 31, 2014.  For the fiscal year ending August 31, 2015, Trustees fees and expenses paid by the Fund are estimated to be $3,375.

(2)             Mr. Falkeis, Mr. Driscoll and Mr. Gaffey were elected to the Board of the Trust on September 10, 2014 and therefore did not receive compensation for the fiscal year ended August 31, 2014.

Principal Shareholders, Control Persons and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.  As of April 30, 2015, the following shareholders were considered to be either a control person or principal shareholder of the Fund:

Class A

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105-1905	The Charles Schwab Corporation	DE	[ %]	Record
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	N/A	N/A	[ %]	Record

Class C – None

Institutional Class

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	TD Ameritrade Clearing, Inc.	NE	[ %]	Record
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	N/A	N/A	[ %]	Record
Rafferty Holdings LLC 1010 Franklin Avenue Suite 300A Garden City, New York 11530-2929	N/A	N/A	[ %]	Record
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	[ %]	Record

In addition, as of April 30, 2015, the Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund.

Investment Adviser

Under an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and Rafferty, Rafferty provides a continuous investment program for the Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Fund, subject to the supervision of the Trustees.  Rafferty bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with or interested persons of Rafferty.  The Trust bears all other expenses that are not assumed by Rafferty as described in the Prospectus.  The Trust also is liable for nonrecurring expenses as may arise, including litigation to which the Fund may be a party.  The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

The Advisory Agreement was initially approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of the Fund, in compliance with the 1940 Act on July 8, 2014.  The Advisory Agreement with respect to the Fund will continue in force for an initial period of two years after the date of its approval.  The Advisory Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of the Independent Trustees of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of the Fund.  The Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or Rafferty.

Pursuant to the Advisory Agreement, the Fund pays Rafferty 0.90% at an annual rate based on its average daily net assets.

No advisory fees are provided for the Fund because Rafferty became the Adviser on December 5, 2014.  Prior to December 5, 2014, Hilton was the adviser of the Predecessor Fund.  The Predecessor Fund paid Hilton at annual rate of 0.95% based on its average daily assets pursuant to a previous investment advisory agreement.

The table below shows the amount of advisory fees incurred by the Predecessor Fund and the amount of fees waived and/or reimbursed by Hilton for the fiscal period from the Predecessor Fund’s commencement of operations on September 16, 2013 through August 31, 2014.

Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser	Net Fees Paid to Advisor
$ 149,335	$ 199,372	$ (50,037)

Rafferty has entered into an Operating Services Agreement with the Fund.  Under this Operating Services Agreement, Rafferty, has contractually agreed, in exchange for an annualized fee of 0.15% of the average daily net assets of each class of the Fund, to pay all expenses of the Fund as long as Rafferty is the adviser of the Fund, other than the following: management fees, distribution and/or service fees, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Fund.

Rafferty shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust, Rafferty and the Fund’s distributor have adopted Codes of Ethics.  These codes permit portfolio managers and other access persons of the Fund to invest in securities that may be owned by the Fund, subject to certain restrictions.

Subadviser

Under a separate Investment Subadvisory Agreement (“Subadvisory Agreement”) between Rafferty and Hilton Capital Management, LLC (“Hilton” or “Subadviser”), subject to direction by Rafferty and the Board, will provide investment management and asset allocation advice to the Fund for a fee payable by Rafferty.  Rafferty and Hilton are affiliated companies under common control by Lawrence C. Rafferty through his ownership in Rafferty Holdings, LLC.  Hilton will implement the Fund’s investment strategy by making investment decisions for the Fund and by placing all brokerage orders for the purchase and sale of those securities.

For the investment subadvisory services provided to the Fund, Rafferty pays Hilton a fee each month based on the Fund’s prior month’s total net assets at an annualized rate of 0.38%.  No subadvisory fees are provided for the Fund because Hilton became the Subadviser on December 5, 2014.  Prior to December 5, 2014, Hilton was the adviser of the Predecessor Fund.

The Subadvisory Agreement was initially approved by the Board (including all Independent Trustees and Rafferty, as the sole shareholder of the Fund, in compliance with the 1940 Act, on July 8, 2014.  The Subadvisory Agreement provides that it will be in force for an initial two-year period and it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Rafferty, Hilton or the Trust; and by (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of Fund.  The Subadvisory Agreement automatically terminates on assignment and is terminable on not less than a 60-day written notice by Rafferty or a 90-day written notice by Hilton.  Under the terms of the Advisory Agreement, Rafferty automatically becomes responsible for the obligations of Hilton upon termination of the Subadvisory Agreement.

Portfolio Managers

William J. Garvey, C. Craig O’Neill and Alexander D. Oxenham of Hilton serve as the portfolio managers of the Fund (the “Portfolio Managers”).

In addition to the Fund, Mr. Garvey, Mr. O’Neill and Mr. Oxenham manage the following other accounts as of March 31, 2015:

Accounts	Total Number of Accounts	Total Assets (in millions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	[ ]	$[ ]	0	$0
Other Pooled Investment Vehicles	[ ]	$[ ]	0	$0
Other Accounts	[ ]	$[ ]	0	$0

The Portfolio Managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with the management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts may have the same investment objective as the Fund.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a Portfolio Manager could favor one account over another.  Another potential conflict could include the Portfolio Managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Managers could use this information to the advantage of other accounts and to the disadvantage of the Fund.  However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Hilton compensates the Portfolio Managers for their management of the Fund.  The Portfolio Managers’ compensation is based on a combination of competitive base salary and as each is a shareholder of Hilton, a share of the profits from the operations of the firm. The Portfolio Managers’ entire compensation package is paid by Hilton and not by any client account or the Adviser.

Proxy Voting Policies and Procedures

The Board has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to Rafferty the responsibility for voting proxies relating to portfolio securities held by the Fund as part of their investment advisory services, subject to the supervision and oversight of the Board.  The Proxy Voting Policies of Rafferty are attached as Appendix B.  Notwithstanding this delegation of responsibilities, however, the Fund retains the right to vote proxies relating to its portfolio securities.  The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of the Fund and their shareholders, taking into account the value of the Fund’s investments.

More Information.  The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request by calling toll-free, 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

Fund Administrator, Fund Accountant, Transfer Agent and Custodian

U.S. Bancorp Fund Services, LLC (“USBFS” or “Administrator”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administrative, fund accounting and transfer agent services to the Fund.  U.S. Bank, N.A., Custody Operations, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin, 53202, an affiliate of the Administrator, provides custodian services to the Fund.

Pursuant to an Administration Servicing Agreement (“Service Agreement”) between the Trust and the Administrator, the Administrator provides the Trust with administrative and management services (other than investment advisory services).  As compensation for these services, the Trust pays the Administrator a fee based on the Trust’s total average daily net assets.  The Administrator also is entitled to certain out-of-pocket expenses.

The table below shows the amount of administrative and management services fees incurred by the Predecessor Fund and paid to the Administrator for the fiscal period from the Predecessor Fund’s commencement of operations on September 16, 2013 through August 31, 2014.  USBFS also served as the Predecessor Fund’s administrator.

Fees Paid to the Administrator
$46,900

Pursuant to the Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC (“Fund Accountant”), the Fund Accountant provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports.  For these services, the Trust pays the Fund Accountant a fee based on the Trust’s total average daily net assets.  The Fund Accountant also is entitled to certain out-of-pocket expenses, including pricing expenses.

Pursuant to a Custodian Agreement, U.S. Bank N.A. serves as the custodian of the Fund’s assets.  The Custodian holds and administers the assets in the Fund’s portfolios.  Pursuant to the Custodian Agreement, the Custodian receives an annual fee based on the Trust’s total average daily net assets.  The Custodian also is entitled to certain out-of-pocket expenses.  U.S. Bank N.A. and/or its affiliates receive revenue from certain broker-dealers that may receive Rule 12b-1 fees or other payments from mutual funds in which the Fund may invest.  In recognition of this revenue, the Fund has received credits and may receive credits in future years from U.S. Bank N.A. and/or its affiliates for fees otherwise payable by the Fund.

Distributor

Rafferty Capital Markets, LLC, 1010 Franklin Avenue, 3rd Floor, Garden City, New York 11530, serves as the distributor (“Distributor”) in connection with the continuous offering of the Fund’s shares.  The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of the Fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares.

Quasar Distributors, LLC (“Quasar”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, served as the Predecessor Fund’s distributor pursuant to a previous distribution agreement.  For the fiscal period from the Fund’s commencement of operations on September 16, 2013, through August 31, 2014, Quasar received fees in the amount of $0 as compensation from the Predecessor Fund.

Distribution Plan

Rule 12b-1 under the 1940 Act, as amended (the “Rule”), provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule.  The Trustees have adopted a Rule 12b-1 Class A Plan of Distribution (the “Class A Plan”) and Class C Plan of Distribution (the “Class C Plan”) for shares of the Fund pursuant to which the Fund may pay certain expenses incurred in the distribution of its shares and the servicing and maintenance of existing shareholder accounts.  The Distributor, as the Fund’s principal underwriter, and Rafferty may have a direct or indirect financial interest in the Class A Plan or the Class C Plan or any related agreement.

Pursuant to the Class A Plan, the Class A Shares of the Fund may pay up to 1.00% of the Class A Shares’ average daily net assets.  The Board has currently authorized the Fund to pay Rule 12b-1 fees of 0.25% of the Class A Shares’ average daily net assets.

Pursuant to the Class C Plan, the Class C Shares of the Fund may pay up to 1.00% of the Class C Shares’ average daily net assets.  The Board has currently authorized the Fund to pay Rule 12b-1 fees of 1.00% of the Class C Shares’ average daily net assets.

The Institutional Class Shares do not pay Rule 12b-1 fees.

Under an agreement with the Fund, your Financial Advisor may provide services, as described in the Prospectus, and as described above, and receive Rule 12b-1 fees from the Fund.

The Class A Plan and the Class C Plan were approved by the Trustees and the Independent Trustees of the Fund.  In approving the Class A Plan and the Class C Plan, the Trustees determined that there is a reasonable likelihood that the Class A Plan and the Class C Plan will benefit the Fund and its shareholders.  The Trustees will review quarterly and annually a written report provided by the Treasurer of the amounts expended under the Class A Plan and the purpose for which such expenditures were made.

The Class A Plan and the Class C Plan permit payments to be made by the Fund to the Distributor or other third parties for expenditures incurred in connection with the distribution of Fund shares to investors.  The Distributor or other third parties are authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Fund.  In addition, the Class A Plan and Class C Plan authorizes payments by the Fund to the Distributor or other third parties for the cost related to selling or servicing efforts, preparing, printing and distributing Fund prospectuses, statements of additional information, and shareholder reports to investors.

Class A Shares

As described in the Prospectus, Class A Shares of the Fund are sold with a maximum up-front sales charge of 5.50%.  The actual sales charge that is paid by an investor on the purchase of Class A Shares may differ slightly from the sales charge listed above or in the applicable Prospectus due to rounding in the calculations.  Contact your broker or dealer for further information.  As described below, no up-front sales charge will be applied to purchases over $1 million. However, other than for Employer Retirement Plans, if the initial purchase is over $1 million and not subject to the up-front charge, a CDSC of 1.00% will generally be deducted from your redemption proceeds if you redeem within 24 months of your purchase.

Reduction or Waiver of Sales Charge.  The Fund offers a number of ways to reduce or eliminate the up-front sales charge on Class A Shares.  Such reductions or waivers may apply for:

•                  Purchases under a Right of Accumulation or Letter of Intent;

•                  Certain programs of selected securities dealers and other financial intermediaries that have an agreement with the Distributor or its affiliates;

•                  Certain wrap or other fee-based programs offered by financial intermediaries;

•                  Certain registered representatives or brokers-dealers who act as selling agents;

•                  Certain bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity; or

•                  Certain (i) investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and (ii) clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

Large Purchases and Quantity Discounts.  As indicated in the Prospectus, the more Class A Shares a shareholder purchases, the smaller the sales charge per share.  If a shareholder purchases Class A Shares on the same day as his or her spouse or children under 21, all such purchases will be combined in calculating the sales charges.

Also, if shareholders later purchase additional Class A Shares of the Fund, the purchases will be added together with the amount already invested in the Fund.  For example, if a shareholder already owns shares of the Fund with a value at the current NAV of $40,000 and subsequently purchases $10,000 more of the Fund at the current NAV, the sales charge on the additional purchase would be 4.75%, not 5.50% as shown in the Prospectus.  At the time of purchasing additional purchases, shareholders should inform the Fund in writing that they already own Class A Shares of the Fund.

The policy of waiving the up-front sale charge for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time.

Signing a Letter of Intent If investors intend to purchase at least $50,000 of Class A Shares over the next 13 months, they should consider signing a letter of intent (“LOI”) to reduce the sales charge.  A letter of intent includes a provision providing for the assessment of the sales charge for each purchase based on the amount you intend to purchase within the 13-month period.  It also allows the custodian to hold the maximum sales charge (i.e., 5.75%) in shares in escrow until the purchases are completed.  The shares held in escrow in the investor’s account will be released when the 13-month period is over.  If the investor does not purchase the amount stated in the letter of intent, the Fund will redeem the appropriate number of escrowed shares to cover the difference between the sales charge paid and the sales charge applicable to the individual purchases had the LOI not been in effect.  Any remaining escrow shares will be released from escrow.

The letter of intent does not obligate the investor to purchase shares, but simply allows the investor to take advantage of the lower sales charge applicable to the total amount intended to be purchased.  Any shares purchased within 90 days of the date you establish a letter of intent may be used as credit toward fulfillment of the letter of intent, but the reduced sales charge will only apply to new purchases made on or after that date.  The investor’s prior trade prices will not be adjusted.

Class C Shares

As described in the Prospectus, Class C Shares are sold at the Fund’s NAV.  There is no up-front sales charge, so that the full amount of your purchase is invested in the Fund.  However, if you sell your Class C Shares within 12 months of purchase, you will pay a 1.00% CDSC based on the original purchase price or redemption proceeds, whichever is lower.  The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your Class C investment in connection with your initial purchase.

Class C Sales Charge Information — No sales charges were received by the Distributor as the Class C Shares were not offered for sale prior to the date of this SAI.

Predecessor Fund - Investor Class Shares

Pursuant to a previous Rule 12b-1 distribution plan, the Predecessor Fund paid a fee to Quasar for distribution and/or shareholder services at an annual rate of 0.25% of the average daily net assets of the Investor Class Shares of the Predecessor Fund.

The tables below show the amount of Rule 12b-1 fees incurred and the allocation of such fees by the Predecessor Fund for the fiscal period from the Predecessor Fund’s commencement of operations on September 16, 2013 through August 31, 2014.

12b-1 Fees Paid
$1,103

Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other Marketing Expenses
$0	$0	$0	$1,103	$0	$0

Independent Registered Public Accounting Firm

Ernst & Young LLP (“EY”), 5 Times Square New York, New York, 10036 is the independent registered public accounting firm for the Trust.  The Fund has adopted the Financial Statements of the Predecessor Fund.  The Financial Statements for the fiscal period from the Predecessor Fund’s commencement of operations on September 16, 2013 through August 31, 2014 have been audited by EY and are incorporated by reference herein, which is given upon their authority as experts in accounting and auditing.

DETERMINATION OF NET ASSET VALUE

A fund’s share price is known as its NAV.  The Fund’s share price is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time (“Valuation Time”), each day the NYSE is open for business (“Business Day.”).  The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may close early on the business day before each of these holidays and on the day after Thanksgiving Day. NYSE holiday schedules are subject to change without notice.

A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued.  If no sale is reported at that time, the mean of the last bid and asked prices is used.  Securities primarily traded on the NASDAQ Global Market® (“NASDAQ®”) for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ® each Business Day.  The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern Time, unless that price is outside the range of the “inside” bid and asked prices; in that case, NASDAQ® will adjust the price to equal the inside bid or asked price, whichever is closer.

If, on a particular day, an exchange-traded security does not trade, then the mean between the closing bid and asked prices will be used.  All equity securities that are not traded on a listed exchange held by the Fund will be valued at the last sales price in the OTC market, or, if no sales price is reported, the mean of the last bid and asked price is used.  Securities and other assets for which market quotations are not readily available, or for which Rafferty has reason to question the validity of quotations received, are valued at fair value by procedures as adopted by the Board.

For purposes of determining NAV per share of the Fund, exchange-traded options and options on futures are valued at the composite price using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest asked price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on exchanges where the options are traded.  If there are no trades for the option on a given business day, the composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.  Non-exchange traded options are valued at the mean between the last bid and asked quotations.

The prices of futures contracts are valued either at the settlement prices established each day on the exchange on which they are traded if the settlement price reflects trading prior to the close of regular trading or at the last sales price prior to the close of regular trading if the settlement prices established by the exchange reflects trading after the close of regular trading.

Swap contracts are valued using the closing prices of the underlying reference entity or the closing value of the underlying reference index.

Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of such currencies against the U.S. Dollar, as provided by an independent pricing service or reporting agency.

Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  If the Board determines that the amortized cost method does not represent the fair value of the short-term debt instrument, the investment will be valued at fair value as determined by procedures as adopted by the Board.  Other debt securities (including credit default swaps) are valued by using either the closing bid and ask prices provided by the Fund’s pricing service or the mean between the closing bid and ask prices provided by brokers that make markets in such instruments, or if such prices are unavailable, by a pricing matrix method. U.S. government securities are valued at the mean between the closing bid and asked price provided by an independent third party pricing service.

Dividend income and other distributions are recorded on the ex-distribution date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets not valued in accordance with the foregoing principles will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to Rafferty or the officers of the Trust.  The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determinations.  The Trustees, from time to time, will review these methods of valuation and will recommend changes that may be necessary to assure that the investments of the Fund are valued at fair value.

For purposes of calculating their daily NAV, the Fund typically reflects changes in its holdings of portfolio securities on the first business day following a portfolio trade (commonly known as “T+1 accounting”).  However, the Fund is permitted to include same day trades when calculating its NAV (commonly referred to as “trade date accounting”) on days when the Fund receives substantial redemptions.  Such redemptions can result in an adverse impact on the Fund’s NAV when there is a disparity between the trade price and the closing price of the security.  Thus, the Fund’s use of trade date accounting is likely to lessen the impact of substantial redemptions on the Fund’s NAV.

REDEMPTIONS

Redemption In-Kind

The Trust has filed a notice of election under Rule 18f-1 of the 1940 Act, which obligates the Fund to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of the Fund’s NAV, whichever is less.  Any redemption beyond this amount also will be in cash unless the Trustees determine that further cash payments will have a material adverse effect on remaining shareholders.  In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as the Fund determines NAV.  The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable.  To the extent that the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.  Shareholders who receive futures contracts or options on futures contracts in connection with a redemption in-kind may be responsible for making any margin payments due on those contracts.

Redemptions by Telephone

Shareholders may redeem shares of the Fund by telephone.  When acting on verbal instructions believed to be genuine, the Trust, Rafferty, transfer agent and their trustees, directors, officers and employees are not liable for any loss resulting from a fraudulent telephone transaction request and the investor will bear the risk of loss.  In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner.  To the extent that the Trust, Rafferty, transfer agent and their trustees, directors, officers and employees do not employ such procedures, some or all of them may be liable for losses due to unauthorized or fraudulent transactions.

Receiving Payment

Payment of redemption proceeds will be made within seven days following the Fund’s receipt of your request (if received in good order as described below) for redemption.  For investments that have been made by check, payment on redemption requests may be delayed until the transfer agent is reasonably satisfied that the purchase payment has been collected by the Trust (which may require up to 10 calendar days).  To avoid redemption delays, purchases should be made by direct wire transfer.

A redemption request will be considered to be received in “good order” if:

•                  The number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;

•                  Any written request is signed by a shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account;

•                  Any written request is accompanied by certificates representing the shares that have been issued, if any, and the certificates have been endorsed for transfer exactly as the name or names appear on the certificates or an accompanying stock power has been attached; and

•                  The signatures on any written redemption request in excess of $100,000 or more and on any certificates for shares (or an accompanying stock power) have been guaranteed by a national bank, a state bank that is insured by the Federal Deposit Insurance Corporation, a trust company or by any member firm of the New York, American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges.  Signature guarantees also will be accepted from savings banks and certain other financial institutions that are deemed acceptable by U.S. Bancorp Funds Services, LLC, as transfer agent, under its current signature guarantee program.

The right of redemption may be suspended or the date of payment postponed for any period during which (1) the NYSE is closed (other than customary weekend or holiday closings); (2) trading on the NYSE is restricted; (3) situations where an emergency exists as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets or disposal of the Fund’s securities is not reasonably practicable; or (4) the SEC has issued an order for the protection of the Fund’s shareholders.

Redemption Fees

The Fund is not suitable for purchase by active investors.  The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in “market-timing” or other types of excessive short-term trading that could adversely affect shareholder returns.  Consequently, the Board has adopted policies to prevent frequent purchases and redemptions of shares of the Fund.  In an effort to discourage short-term trading and defray costs related to such trading, the Board has approved a redemption fee of 1.00% on sales and exchanges (collectively “redemptions”) of Fund shares made within thirty (30) days of the date of purchase (including shares acquired through an exchange).

Anti-Money Laundering

The Fund is required to comply with various federal anti-money laundering laws and regulations.  Consequently, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency.  In addition, pursuant to the Fund’s Customer Identification Program, the Fund’s transfer agent will complete a thorough review of all new opening account applications and will not transact business with any person or entity whose identity cannot be adequately verified.

EXCHANGE PRIVILEGE

An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the Fund whose shares are being exchanged of (1) proper instructions and all necessary supporting documents; or (2) a telephone request for such exchange in accordance with the procedures set forth in the Prospectus and below.  Telephone requests for an exchange received by the Fund before 4:00 p.m. Eastern Time will be effected at the close of regular trading on that day.  Requests for an exchange received after the close of regular trading will be effected on the NYSE’s next trading day.  Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

The Trust reserves the right to reject any order to acquire its shares through exchange or otherwise to restrict or terminate the exchange privilege at any time.  In addition, the Trust may terminate this exchange privilege upon 60 days’ notice.

SHAREHOLDER AND OTHER INFORMATION

Each share of the Fund gives the shareholder one vote in matters submitted to shareholders for a vote.  Each series of the Fund have equal voting rights, except that, in matters affecting only a particular series, only shares of that series are entitled to vote.  Share voting rights are not cumulative, and shares have no preemptive or conversion rights.  Shares are not transferable.  As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings.  Shareholder approval will be sought only for certain changes in a Trust’s or the Fund’s operation and for the election of Trustees under certain circumstances.  Trustees may be removed by the Trustees or by shareholders at a special meeting.  A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of a Trust’s outstanding shares.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Dividends and other Distributions

As stated in the Prospectus, the Fund declares and distributes dividends to its shareholders from its net investment income at least annually; for these purposes, net investment income includes dividends, accrued interest, and accretion of OID and market discount, less amortization of market premium and estimated expenses, and is calculated immediately prior to the determination of the Fund’s NAV per share.  The Fund also distributes its net short-term capital gain, if any, annually but may make more frequent distributions thereof if necessary to avoid income or excise taxes.  The Fund may realize net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) and thus anticipates making annual distributions thereof.  The Trustees may revise this distribution policy, or postpone the payment of distributions, if the Fund has or anticipates any large unexpected expense, loss, or fluctuation in net assets that, in the Trustees’ opinion, might have a significant adverse effect on its shareholders.

Taxes

Taxation of Shareholders.  Dividends (including distributions of the excess of net short-term capital gain over net long-term capital loss (“short-term gain”)) the Fund distributes, if any, are taxable to its shareholders as ordinary income (at rates up to 35% for individuals), except to the extent they constitute “qualified dividend income” (“QDI”), regardless of whether the dividends are reinvested in Fund shares or received in cash.  Distributions of the Fund’s net capital gain, if any, are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether the distributions are reinvested in Fund shares or received in cash.

A shareholder’s redemption of Fund shares may result in a taxable gain, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis in the shares.  An exchange of Fund shares for shares of another fund advised by Rafferty generally will have similar consequences.  If Fund shares are redeemed at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.  Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable distribution (with the tax consequences described in the Prospectus.

Regulated Investment Company Status.  The Fund is treated as a separate corporation for federal tax purposes and intends to continue to qualify for treatment as a RIC.  If the Fund so qualifies and satisfies the Distribution Requirement (defined below) for a taxable year, it will not be subject to federal income tax on the part of its investment company taxable income (generally consisting of net investment income, short-term gain, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and net capital gain it distributes to its shareholders for that year.

To qualify for treatment as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements.  For the Fund, these requirements include the following:  (1) the Fund must derive at least 90% of its gross income each taxable year from the following sources (collectively, “Qualifying Income”) (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a qualified publicly traded partnership (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year (a) at least 50% of the value of its total assets must be represented by cash and cash items, government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) securities (other than government securities or the securities of other RICs) of any one issuer, (ii) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (iii) securities of one or more QPTPs (collectively, “Diversification Requirements”).  The Internal Revenue Service (“IRS”) has ruled that income from a derivative contract on a commodity index generally is not Qualifying Income.

Although the Fund intends to continue to satisfy all the foregoing requirements, there is no assurance that the Fund will be able to do so.  The investment by the Fund primarily in options and futures positions entails some risk that it might fail to satisfy one or both of the Diversification Requirements.  There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation the Fund uses, pursuant to which it would expect to be treated as satisfying the Diversification Requirements, would not be accepted in an audit by the IRS, which might apply a different method resulting in disqualification of the Fund.

If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) its taxable income, including net capital gain, would be taxed at corporate income tax rates (up to 35%), (2) it would not receive a deduction for the distributions it makes to its shareholders, and (3) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends — that is, ordinary income, except for the part of those dividends that is QDI (described in the Prospectus), which is subject to a maximum federal income tax rates for individuals and certain other non-corporate shareholders described in the Prospectus — to the extent of the Fund’s earnings and profits; those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances.  In addition, the Fund would be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. However, the Regulated Investment Company Modernization Act of 2010 provides certain savings provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements.

Excise Tax.  The Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Income from Foreign Securities.  Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities.  Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues dividends, interest, or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss.  These gains or losses will increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”).  A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders.  The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.  Fund distributions thereof will not be eligible for the 15% maximum federal income tax rate on individuals’ QDI.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then, in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax —even if the Fund did not receive those earnings and gain from the QEF.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The Fund may elect to “mark to market” its stock in any PFIC.  “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the PFIC’s stock over the Fund’s adjusted basis therein as of the end of that year.  Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election.  The Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Derivatives Strategies.  The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith.  Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures, and forward contracts the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as Qualifying Income.  The Fund will monitor its transactions, make appropriate tax elections and make appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract or hedged investment to mitigate the effect of these rules, seek to prevent its disqualification as a RIC and minimize the imposition of federal income and excise taxes.

Some futures contracts, foreign currency contracts that are traded in the interbank market, and “nonequity options” (i.e., certain listed options, such as those on a “broad-based” securities index) — except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, commodity swap, equity swap, equity index swap, credit default swap or similar agreement — in which the Fund invests may be subject to Code section 1256 (collectively “section 1256 contracts”).  Section 1256 contracts that the Fund holds at the end of its taxable year must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized.  Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.  These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it.  The Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute.  Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which the Fund may invest.  That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward contracts are positions in personal property.  Under that section, any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.  In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the marked-to-market rules discussed above.  The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles.  If the Fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made.  Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of straddle transactions are not entirely clear.

If a call option written by the Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain.  If the Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys.  If such an option is exercised and the Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale.  If a call option purchased by the Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto.  If the Fund exercises a purchased call option, the premium it paid for the option will be added to the basis in the subject securities or futures contract.

Income from Zero-Coupon and Payment-in-Kind Securities.  The Fund may acquire zero-coupon or other securities (such as strips and delayed interest securities) issued with OID.  As a holder of those securities, the Fund must include in its gross income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year.  Similarly, the Fund must include in its gross income securities it receives as “interest” on payment-in-kind securities.  With respect to “market discount bonds” (i.e., bonds purchased at a price less than their issue price plus the portion of OID previously accrued thereon), the Fund may elect to accrue and include in income taxable each year a portion of the bonds’ market discount.  Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount, and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.  Those distributions will be made from the Fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary.  The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Constructive Sales.  If the Fund has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a

“constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time.  A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property.  In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale.  The foregoing will not apply, however, to any Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

*      *      *      *      *

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Fund.  No attempt is made to present a complete explanation of the federal tax treatment of the Fund’s activities, and this discussion is not intended as a substitute for careful tax planning.  Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Fund and to distributions therefrom.

Capital Loss Carryovers.  To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryover.

Pursuant to the Regulated Investment Company Modernization Act of 2010, capital losses sustained in future taxable years will not expire and may be carried over without limitation.

FINANCIAL STATEMENTS

The Fund has adopted the financial statements of the Predecessor Fund.  The financial statements for the Fund are incorporated by reference from the Predecessor Fund’s Annual Report to Shareholders dated August 31, 2014.

To receive a copy of the Prospectus or Annual or Annual Report to Shareholders, without charge, write to or call the Trust at the address or telephone number listed below.

Write to:	Direxion Funds
1301 Avenue of the Americas (6th Avenue), 35th Floor
New York, New York 10019

Call:	(800) 851-0511

By Internet:	www.direxioninvestments.com

Appendix A

Description of Corporate Bond Ratings

Moody’s Investors Service and Standard and Poor’s are two prominent independent rating agencies that rate the quality of bonds. Following are expanded explanations of the ratings shown in the Prospectus and this SAI.

Moody’s Investors Service — Global Long-Term Ratings

Ratings assigned on Moody’s global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Such ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Moody’s Investors Service — National Scale Long-Term Ratings

Moody’s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country. In each specific country, the last two characters of the rating indicate the country in which the issuer is located (e.g., Aaa.br for Brazil).

Aaa.n:  Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers.

Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers.

A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers.

Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers.

Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers

B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers.

Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers.

Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers.

C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard and Poor’s — Long-Term Issue Credit Ratings*

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•                  Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•                  Nature of and provisions of the obligation;, and the promise we impute.

•                  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA:  An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:  An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:  An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:  An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C:  Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:  An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:  An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:  An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C:  An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D:  An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR:  This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Investors Service — Short Term Obligation Ratings

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1:  This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3:  This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard and Poor’s — Municipal Short-Term Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•                  Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•                  Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Moody’s Investors Service — Global Short Term Rating Scale

Ratings assigned on Moody’s global short-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.  Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard and Poor’s —Short-Term Issue Credit Ratings

A-1:  A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:  A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:  A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:  A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C:  A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D:  A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

APPENDIX B

DIREXION FUNDS

DIREXION INSURANCE TRUST

PROXY VOTING POLICIES AND PROCEDURES

Recognizing the increased scrutiny that both institutions and corporations are under, it is important to have corporate governance that appreciates the importance of consistently applied policy guidelines that are aligned with investors’ views on key issues.  With this in mind we currently use ISS’s proxy voting service to execute ballots on behalf of the Direxion Funds and the Direxion Insurance Trust (collectively, the “Trust”).  ISS prepares custom research and votes per their recommendation.  If we agree with their recommendation, no action is required.  However, we retain the right and ability to override the vote if you disagree with ISS’s vote recommendation.

I.     Duty to Vote Proxies

Rafferty Asset Management, LLC (“Rafferty”) views seriously its responsibility to exercise voting authority over securities that are owned by the Trust.

To document that proxies are being voted, ISS (on behalf of the Trust) will maintain a record reflecting when and how each proxy is voted consistent with the requirements of Rule 206(4)-6 under the Investment Advisors Act of 1940 and other applicable regulations.  Rafferty will make its proxy voting history and policies and procedures available to shareholders upon request.

II.                                   Guidelines for Voting Proxies

Rafferty generally follows the recommendations of ISS’s proxy voting guidelines as outlined below.  Proxy proposals are considered on their own merits and a determination is made as to support or oppose management’s recommendation.  Rafferty will typically accept ISS’s recommendations on social issues as it does not have the means to evaluate the economic impact of such proposals, or determine a consensus among shareholders’ social or political viewpoints.

III.                              Review and Compliance

It is Rafferty’s responsibility to oversee ISS’s proxy voting to ensure compliance and timely reporting to US Bank.  Reports are verified monthly through ISS’s Votex website.  ISS provides US Bank with the NP-X file covering the period from July 1st through June 30th of the following year.  US Bank files the NP-X with the SEC on the Trust’s behalf.  These records are maintained for five years and the previous two years proxy voting records can be accessed by contacting US Bank.

Below is a summary outlining ISS’s US Proxy Voting Guidelines.

B-1

Routine/Miscellaneous

Auditor Ratification

Vote for proposals to ratify auditors unless any of the following apply:

•                  An auditor has a financial interest in or association with the company, and is therefore not independent;

•                  There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•                  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP, or material weaknesses identified in Section 404 disclosures; or

•                  Fees for non-audit services (“Other” fees) are excessive. Non-audit fees are excessive if:

•                  Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Board of Directors:

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

1.              Accountability

2.              Responsiveness

3.              Composition

4.              Independence

Generally vote for director nominees, except under the following circumstances:

1.   Accountability

Vote against(1) or withhold from the entire board of directors (except new nominees(2), who should be considered case-by- case) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.                            The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.                            The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•                  A classified board structure;

•                  A supermajority vote requirement;

•                  Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

•                  The inability of shareholders to call special meetings;

•                  The inability of shareholders to act by written consent;

•                  A dual-class capital structure; and/or

•                  A non—shareholder-approved poison pill.

Poison Pills:

1.3.                            The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed;

1.4.                            The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.                            The board makes a material adverse change to an existing poison pill without shareholder approval.

(1)         In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

(2)         A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

Vote case-by-case on all nominees if:

1.6.                            The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•                  The date of the pill’s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•                  The issuer’s rationale;

•                  The issuer’s governance structure and practices; and

•                  The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

1.7.                            The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.                            The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.                            There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee, and potentially the full board, if:

1.10.                     Poor accounting practices are identified that rise to a level of serious concern, such as: fraud, misapplication of GAA; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee, and potentially the full board, if:

1.11.                     There is a significant misalignment between CEO pay and company performance (pay for performance);

1.12.                     The company maintains significant problematic pay practices;

1.13.                     The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.14.                     The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.15.                     The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.                     The company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

•                  The company’s response, including:

•                  Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•                  Specific actions taken to address the issues that contributed to the low level of support;

•                  Other recent compensation actions taken by the company;

•                  Whether the issues raised are recurring or isolated;

•                  The company’s ownership structure; and

•                  Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.17.                     Material failures of governance, stewardship, risk oversight(3), or fiduciary responsibilities at the company;

1.18.                     Failure to replace management as appropriate; or

1.19.                     Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.   Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors, as appropriate, if:

2.1.         The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

•                  Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•                  Rationale provided in the proxy statement for the level of implementation;

•                  The subject matter of the proposal;

•                  The level of support for and opposition to the resolution in past meetings;

•                  Actions taken by the board in response to the majority vote and its engagement with shareholders;

•                  The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•                  Other factors as appropriate.

(3)         Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

2.2.                            The board failed to act on takeover offers where the majority of shares are tendered;

2.3.                            At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

2.4.                            The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

2.5.                            The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•                  The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;

•                  The company’s ownership structure and vote results;

•                  ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and

•                  The previous year’s support level on the company’s say-on-pay proposal.

3.   Composition

Attendance at Board and Committee Meetings:

3.1.                            Generally vote against or withhold from directors (except new nominees, who should be considered case-by- case(4)) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•                  Medical issues/illness;

•                  Family emergencies; and

•                  Missing only one meeting (when the total of all meetings is three or fewer).

3.2.                            If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors:

Vote against or withhold from individual directors who:

3.3.                            Sit on more than six public company boards; or

3.4.                            Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards(5).

4.   Independence

Vote against or withhold from Inside Directors and Affiliated Outside Directors when:

4.1.                            The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

4.2.                            The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

4.3.                            The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

4.4.                            Independent directors make up less than a majority of the directors.

Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best -practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote case-by-case on proposals to enact proxy access, taking into account, among other factors:

•                  Company-specific factors; and

•                  Proposal-specific factors, including:

•                  The ownership thresholds proposed in the resolution (i.e., percentage and duration);

•                  The maximum proportion of directors that shareholders may nominate each year; and

•                  The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

(4)         For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

(5)         Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

Proxy Contests—Voting for Director Nominees in Contested Elections

Vote case-by-case on the election of directors in contested elections, considering the following factors:

•                  Long-term financial performance of the target company relative to its industry;

•                  Management’s track record;

•                  Background to the proxy contest;

•                  Nominee qualifications and any compensatory arrangements;

•                  Strategic plan of dissident slate and quality of critique against management;

•                  Likelihood that the proposed goals and objectives can be achieved (both slates); and

•                  Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote case-by-case considering the same factors listed above.

Shareholder Rights & Defenses

Poison Pills- Management Proposals to Ratify Poison Pill

Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•                  No lower than a 20% trigger, flip-in or flip-over;

•                  A term of no more than three years;

•                  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•                  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•                  The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•                  The value of the NOLs;

•                  Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•                  The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•                  Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•                  Shareholders’ current right to act by written consent;

•                  The consent threshold;

•                  The inclusion of exclusionary or prohibitive language;

•                  Investor ownership structure; and

•                  Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•                  An unfettered(6) right for shareholders to call special meetings at a 10 percent threshold;

•                  A majority vote standard in uncontested director elections;

•                  No non-shareholder-approved pill; and

•                  An annually elected board.

(6)         “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•                  Past Board Performance:

•                  The company’s use of authorized shares during the last three years

•                  The Current Request:

•                  Disclosure in the proxy statement of the specific purposes of the proposed increase;

•                  Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

•                  The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

Dual Class Structure

Generally vote against proposals to create a new class of common stock, unless:

•                  The company discloses a compelling rationale for the dual-class capital structure, such as:

•                  The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or

•                  The new class of shares will be transitory;

•                  The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

•                  The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preferred Stock Authorization

Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•                  Past Board Performance:

•                  The company’s use of authorized preferred shares during the last three years;

•                  The Current Request:

•                  Disclosure in the proxy statement of the specific purposes for the proposed increase;

•                  Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

•                  In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

•                  Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•                  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•                  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•                  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•                  Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•                  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•                  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.              Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.              Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.              Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.              Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.              Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay) Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

•                  There is a significant misalignment between CEO pay and company performance (pay for performance);

•                  The company maintains significant problematic pay practices;

•                  The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•                  There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to a pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•                  The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•                  The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•                  The situation is egregious.

Vote against an equity plan on the ballot if:

•                A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

•                  Magnitude of pay misalignment;

•                  Contribution of non-performance-based equity grants to overall pay; and

•                  The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.              Peer Group(7) Alignment:

•                  The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.

•                  The multiple of the CEO’s total pay relative to the peer group median.

2.              Absolute Alignment — the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years — i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•                  The ratio of performance- to time-based equity awards;

•                  The overall ratio of performance-based compensation;

•                  The completeness of disclosure and rigor of performance goals;

•                  The company’s peer group benchmarking practices;

•                  Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

•                  Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

•                  Realizable pay(8) compared to grant pay; and

•                  Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•                  Problematic practices related to non-performance-based compensation elements;

•                  Incentives that may motivate excessive risk-taking; and

•                  Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices.  The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•                  Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•                  Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•                  New or extended agreements that provide for:

•                  CIC payments exceeding 3 times base salary and average/target/most recent bonus;

•                  CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•                  CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

•                  Multi-year guaranteed bonuses;

•                  A single or common performance metric used for short- and long-term plans;

•                  Lucrative severance packages;

•                  High pay opportunities relative to industry peers;

•                  Disproportionate supplemental pensions; or

•                  Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

(7)         The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company’s selected peers’ GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company’s.

(8)         ISS research reports will include realizable pay for S&P1500 companies.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•                  Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•                  Duration of options backdating;

•                  Size of restatement due to options backdating;

•                  Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•                  Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•                  Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•                  Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

•                  The company’s response, including:

•                  Disclosure of engagement efforts with major institutional investors regarding the issues that

•                  contributed to the low level of support;

•                  Specific actions taken to address the issues that contributed to the low level of support;

•                  Other recent compensation actions taken by the company;

•                  Whether the issues raised are recurring or isolated;

•                  The company’s ownership structure; and

•                  Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an against recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•                  Single- or modified-single-trigger cash severance;

•                  Single-trigger acceleration of unvested equity awards;

•                  Excessive cash severance (>3x base salary and bonus);

•                  Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

•                  Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

•                  Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•                  The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote case-by-case on equity-based compensation plans. Vote against the equity plan if any of the following factors apply:

•                  The total cost of the company’s equity plans is unreasonable;

•                  The plan expressly permits repricing;

•                  A pay-for-performance misalignment is found;

•                  The company’s three year burn rate exceeds the burn rate cap of its industry group;

•                  The plan has a liberal change-of-control definition; or

•                  The plan is a vehicle for problematic pay practices.

Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and, in addition, the following will also be considered:

•                  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•                  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•                  Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;

•                  The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•                  If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•                  If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Political Activities

Lobbying

Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•                  The company’s current disclosure of relevant lobbying policies, and management and board oversight;

•                  The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

•                  Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

•                  The company’s current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

•                  Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Ties

Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

•                  There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or

•                  trade association spending; and

The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

8.  Foreign Private Issuers Listed on U.S. Exchanges

Vote against (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. Otherwise, they, and all other voting items, will be evaluated using the relevant ISS regional or market proxy voting guidelines.

Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies. The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

DIREXION FUNDS

PART C

OTHER INFORMATION

Item 28.  Exhibits

(a)	(i)

Declaration of Trust dated June 3, 1997 is herein incorporated by reference from the Direxion Funds’ (the Trust”) Initial Registration Statement on Form N-1A filed with the Securities and Exchange Commission (“SEC”) on June 6, 1997.

(ii)

Amendment to the Declaration of Trust dated April 5, 2006 is herein incorporated by reference from the Post-Effective Amendment No. 65 to the Trust’s Registration Statement filed on Form N-1A with the SEC on May 1, 2006.

(b)		By-Laws dated June 3, 1997 are herein incorporated by reference from the Trust’s Initial Registration Statement on Form N-1A filed with the SEC on June 6, 1997.

(c)		Instrument Defining Rights of Security Holders — None.

(d)	(i)(A)

Form of Investment Advisory Agreement between the Trust and Rafferty Asset Management, LLC (“RAM”) is herein incorporated by reference from the Pre-Effective Amendment No. 1 to the Trust’s Registration Statement filed with the SEC on September 18, 1997.

(i)(B)

Amendment to Schedule A of the Investment Advisory Agreement is herein incorporated by reference from Post-Effective Amendment No. 151 to the Trust’s Registration Statement filed with the SEC on October 10, 2014.

(ii)

Form of Subadvisory Agreement between Wilshire Associates, Inc. and RAM is herein incorporated by reference from Post-Effective Amendment No. 90 to the Trust’s Registration Statement filed with the SEC on February 27, 2009.

(iii)

Form of Subadvisory Agreement between Hilton Capital Management, LLC (“Hilton”) and RAM is herein incorporated by reference from Post-Effective Amendment No. 151 to the Trust’s Registration Statement filed with the SEC on October 10, 2014.

(e)	(i)(A)

Amended and Restated Distribution Agreement between the Trust and Rafferty Capital Markets, Inc. (“RCM”) is herein incorporated by reference from Post-Effective Amendment No. 92 to the Trust’s Registration Statement filed with the SEC on April 30, 2009.

(i)(B)

Amendment to Schedule A and Schedule B of the Amended and Restated Distribution Agreement between the Trust and RCM is herein incorporated by reference from Post-Effective Amendment No. 157 to the Trust’s Registration Statement filed with the SEC on February 25, 2015.

	(ii)	Form of Dealer Agreement is herein incorporated by reference from Post-Effective Amendment No. 5 to the Trust’s Registration Statement filed with the SEC on November 17, 1999.

(f)		Bonus or Profit Sharing Contracts — None.

(g)	(i)(A)	Custody Agreement dated March 17, 2010 is herein incorporated by reference from Post-Effective Amendment No. 119 to the Trust’s Registration Statement filed with the SEC on December 22, 2011.

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	(i)(B)	First Amendment to the Custody Agreement is herein incorporated by reference from Post-Effective Amendment No. 151 to the Trust’s Registration Statement filed with the SEC on October 10, 2014.

(h)	(i)(A)

Transfer Agent Servicing Agreement dated February 24, 2010 is herein incorporated by reference from Post-Effective Amendment No. 104 to the Trust’s Registration Statement filed with the SEC on August 30, 2010.

(i)(B)

First Amendment to the Transfer Agent Servicing Agreement is herein incorporated by reference from Post-Effective Amendment No. 151 to the Trust’s Registration Statement filed with the SEC on October 10, 2014.

(ii)(A)

Fund Accounting Servicing Agreement dated February 24, 2010 is herein incorporated by reference from Post-Effective Amendment No. 104 to the Trust’s Registration Statement filed with the SEC on August 30, 2010.

(ii)(B)

First Amendment to Fund Accounting Servicing Agreement is herein incorporated by reference from Post-Effective Amendment No. 151 to the Trust’s Registration Statement filed with the SEC on October 10, 2014.

(iii)(A)

Fund Administration Servicing Agreement dated February 24, 2010 is herein incorporated by reference from Post-Effective Amendment No. 104 to the Trust’s Registration Statement filed with the SEC on August 30, 2010.

(iii)(C)

Second Amendment to the Fund Administration Servicing Agreement is herein incorporated by reference from Post-Effective Amendment No. 151 to the Trust’s Registration Statement filed with the SEC on October 10, 2014.

	(iv)(A)	Fulfillment Servicing Agreement is herein incorporated by reference from Pre-Effective Amendment No. 1 to the Trust’s Registration Statement filed with the SEC September 18, 1997.

(iv)(B)

Amendment to Exhibit A of the Fulfillment Servicing Agreement is herein incorporated by reference from Post-Effective Amendment No. 65 to the Trust’s Registration Statement filed with the SEC on May 1, 2006.

	(v)(A)	Form of Operating Services Agreement is herein incorporated by reference from Post-Effective Amendment No. 93 to the Trust’s Registration Statement filed with the SEC on July 2, 2009.

(v)(B)

Operating Services Agreement on behalf of the Direxion Hilton Yield Plus Fund is herein incorporated by reference from Post-Effective Amendment No. 151 to the Trust’s Registration Statement filed with the SEC on October 10, 2014.

(i)		Opinion and consent of counsel — to be filed by amendment.

(j)		Power of Attorney and Certified Resolutions is herein incorporated by reference from Post-Effective Amendment No. 151 to the Trust’s Registration Statement filed with the SEC on October 10, 2014.

(k)		Omitted Financial Statements — None.

(l)		Letter of Investment Intent dated September 2, 1997 filed with Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on September 18, 1997.

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(m)	(i)(A)

Investor Class Plan pursuant to Rule 12b-1 dated November 10, 2006 is herein incorporated by reference from Post-Effective Amendment No. 67 to the Trust’s Registration Statement filed with the SEC on December 22, 2006.

(i)(B)

Amendment to Schedule A of the Investor Class Plan pursuant to Rule 12b-1 is herein incorporated by reference from Post-Effective Amendment No. 151 to the Trust’s Registration Statement filed with the SEC on October 10, 2014.

	(ii)(A)	Service Class Plan pursuant to Rule 12b-1 is herein incorporated by reference from Post-Effective Amendment No. 102 to the Trust’s Registration Statement filed with the SEC on February 26, 2010.

(ii)(B)

Amendment to Schedule A of the Service Class Plan pursuant to Rule 12b-1 is herein incorporated by reference from Post-Effective Amendment No. 119 to the Trust’s Registration Statement filed with the SEC on December 22, 2011.

	(iii)(A)	Class A Plan pursuant to Rule 12b-1 is herein incorporated by reference from Post-Effective Amendment No. 121 to the Trust’s Registration Statement filed with the SEC on February 1, 2012.

	(iii)(B)	Amendment to Schedule A of the Class A Plan pursuant to Rule 12b-1 — filed herewith.

	(iv)(A)	Class C Plan pursuant to Rule 12b-1 is herein incorporated by reference from Post-Effective Amendment No. 121 to the Trust’s Registration Statement filed with the SEC on February 1, 2012.

	(iv)(B)	Amendment to Schedule A of the Class C Plan pursuant to Rule 12b-1 — filed herewith.

	(v)(A)	Investor Class Shareholder Service Plan is herein incorporated by reference from Post-Effective Amendment No. 119 to the Trust’s Registration Statement filed with the SEC on December 22, 2011.

(v)(B)

Amendment to Schedule A of the Shareholder Service Plan is herein incorporated by reference from Post-Effective Amendment No. 138 to the Trust’s Registration Statement filed with the SEC on September 3, 2013.

(n)	(i)(A)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 — filed herewith.

	(i)(B)	Amendment to Schedule A of the Amended and Restated Multiple Class Plan — filed herewith.

(o)		Reserved.

(p)	(i)	Code of Ethics of Rafferty Capital Markets, LLC is herein incorporated by reference from Post-Effective Amendment No. 20 to the Trust’s Registration Statement filed with the SEC on December 31, 2003.

	(ii)	Code of Ethics of the Direxion Funds, Direxion Insurance Trust, Direxion Shares ETF Trust and Rafferty Asset Management, LLC — filed herewith.

	(iii)	Code of Ethics of Hilton Capital Management, LLC is herein incorporated by reference from Post-Effective Amendment No. 151 to the Trust’s Registration Statement filed with the SEC on October 10, 2014.

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Item 29.  Persons Controlled by or Under Common Control with Registrant

None.

Item 30.  Indemnification

Article XI, Section 2 of the Trust’s Declaration of Trust provides that:

(a)                                 Subject to the exceptions and limitations contained in paragraph (b) below:

(i)             every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust and/or by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof;

(ii)          the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while a Covered Person is in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)                                 No indemnification shall be provided hereunder to a Covered Person:

(i)             who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; or

(ii)          in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry or full investigation); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent legal counsel.

(c)                                  The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.  Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

(d)                                 Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that:

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(i)             such Covered Person shall have provided appropriate security for such undertaking,

(ii)          the Trust is insured against losses arising out of any such advance payments, or

(iii)       either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust and not a partnership.  Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Series or the Trustees.  A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Article XII, Section 2 provides that, subject to the provisions of Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of Investment Adviser

Rafferty Asset Management, LLC (the “Adviser”), 1301 Avenue of the Americas (6th Avenue), 35th Floor, New York, New York 10019, offers investment advisory services.  Information as to the officers and directors of the Adviser is included in its current Form ADV filed with the SEC (Registration Number 801-54679).

Hilton Capital Management, LLC, 1010 Franklin Avenue, Garden City, New York 11530, offers investment advisory services.  Information as to the officers and directors of Wilshire is included in its current Form ADV filed with the SEC (Registration Number 801-60776).

Item 32.  Principal Underwriter

(a)                                 Rafferty Capital Markets, LLC, 1010 Franklin Avenue, Garden City, NY 11530, serves as principal underwriter for the Direxion Funds, Direxion Insurance Trust, Adirondack Funds, Armour Funds,Bretton Funds, Castle Focus Fund, Chou America Mutual Fund, Christopher Weil & Co. Funds, Clifford Capital Funds, Conestoga Funds, Entrepreneur Shares, Epiphany Funds, FMI Funds, Greenleaf Income Fund,  Hagin Keystone Fund, Jacobs-Broel Fund, Leuthold Funds, Marketocracy Funds, Neiman Funds, NWM Momentum Funds, Outfitter Fund, PIP New Generation Fund, PSP Multi Manager Fund, Ranger Funds, Reynolds Funds, Satuit Funds, Sparrow Funds, Valley Forge Funds, Walthausen Funds and Wireless Fund.

(b)                                 The director and officers of Rafferty Capital Markets, LLC are:

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Name	Positions and Offices with Underwriter	Position and Offices with Registrant

Thomas A. Mulrooney	President	None

Lawrence C. Rafferty	Director	None

Stephen P. Sprague	Chief Financial Officer	None

The principal business address of each of the persons listed above is 1010 Franklin Avenue, Garden City, New York 11530.

Item 33.  Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, (the “1940 Act”) are maintained in the physical possession of the Trust’s investment adviser, subadviser, administrator, custodian, subcustodian, or transfer agent.

Item 34.  Management Services

Not applicable.

Item 35.  Undertakings

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the 1940 Act, the Registrant has duly caused this Post-Effective Amendment No. 159 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on April 2, 2015.

DIREXION FUNDS

By:	/s/ Daniel D. O’Neill*
Daniel D. O’Neill
Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 159 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

		Chairman of the Board,	April 2, 2015
/s/ Daniel D. O’Neill*		Chief Executive Officer and
Daniel D. O’Neill		Chief Investment Officer

/s/ Gerald E. Shanley III*		Trustee	April 2, 2015
Gerald E. Shanley III

/s/ John Weisser*		Trustee	April 2, 2015
John Weisser

/s/ Jacob C. Gaffey*		Trustee	April 2, 2015
Jacob C. Gaffey

/s/ David L. Driscoll*		Trustee	April 2, 2015
David L. Driscoll

/s/ Eric W. Falkeis*		Trustee and Principal	April 2, 2015
Eric W. Falkeis		Executive Officer

/s/ Patrick J. Rudnick*		Principal Financial Officer	April 2, 2015
Patrick J. Rudnick		and Assistant Secretary

*By:	/s/ Angela Brickl

Attorney-In Fact pursuant to the Power of Attorney filed with Post-Effective Amendment No. 151 to the Trust’s Registration Statement filed with the SEC on October 10, 2014.

INDEX TO EXHIBITS

Exhibit Number	Description

(m)(iii)(B)	Amendment to Schedule A of the Class A Plan pursuant to Rule 12b-1

(m)(iv)(B)	Amendment to Schedule A of the Class C Plan pursuant to Rule 12b-1

(n)(i)(A)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3

(n)(i)(B)	Amendment to Schedule A of the Amended and Restated Multiple Class Plan

(p)(ii)	Code of Ethics of the Direxion Funds, Direxion Insurance Trust, Direxion Shares ETF Trust and Rafferty Asset Management, LLC